UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. 1)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Pegasus Digital Mobility Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PEGASUS DIGITAL MOBILITY ACQUISITION CORP.
260 Mason Street, Greenwich, CT 06830
Dear Shareholders of Pegasus Digital Mobility Acquisition Corp.:
You are cordially invited to attend the extraordinary general meeting (“Extraordinary General Meeting”) of shareholders of PEGASUS DIGITAL MOBILITY ACQUISITION CORP., a Cayman Islands exempted company (“Company,” “we,” “us” or “our”) to be held on April 19, 2023, at10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned. The Extraordinary General Meeting will be held at the offices of Appleby located at 71 Fort Street, George Town, Grand Cayman, KY1-1104, Cayman Islands and virtually over the internet via live audio webcast at https://www.cstproxy.com/pegasusdigitalmobility/2023.
You will be permitted to attend the Extraordinary General Meeting in person at the offices of Appleby only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You will be able to attend the Extraordinary General Meeting virtually online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/pegasusdigitalmobility/2023 and entering the 12-digit control number found on your proxy card or notice of the Extraordinary General Meeting.
Your vote is very important. Whether you plan to attend the Extraordinary General Meeting or not, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you are a shareholder of record, please complete, sign, date and return your proxy card in the postage-paid envelope as soon as possible and to be received by Morrow Sodali LLC the (“Proxy Agent”) by no later than 48 hours before the time appointed for the Extraordinary General Meeting to commence. Submitting a proxy now will not prevent you from being able to attend and cast your vote online at the Extraordinary General Meeting. If your shares are held in “street name” in an account at a brokerage firm or bank, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary General Meeting. In this regard, you must instruct your broker, bank or other nominee how to vote the shares you beneficially own, or if you wish to attend and vote at the Extraordinary General Meeting (including virtually online) you must timely obtain a legal proxy from your brokerage firm, bank or other nominee and follow the instructions detailed in the accompanying proxy statement.
The accompanying proxy statement describes the business the Company will conduct at the Extraordinary General Meeting and provides information about the Company that you should consider when you vote your shares.
As set forth in the accompanying proxy statement, at the Extraordinary General Meeting, you will be asked to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Articles Amendment Proposal — A proposal, by special resolution, to amend and restate the Company’s current amended and restated memorandum and articles of association (the “Memorandum and Articles”) by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Memorandum and Articles”), including to (i) make certain updates to reflect the decision by the board of directors of the Company (the “Board”) to exercise the first extension option in accordance with the Memorandum and Articles pursuant to which the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (“business combination”) was extended from January 26, 2023 to April 26, 2023 (being the date falling 18 months after the consummation of the Company’s initial public offering (“IPO”)) (the “First Extension” and such date, the “First Extended Date”), (ii) amend the amount which the Company’s sponsor, Pegasus Digital Mobility Sponsor LLC (“Sponsor”) is required to deposit in the Company’s trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee, in order to exercise the second extension option to extend the date by which the Company has to consummate a business combination from the First

Extended Date to July 26, 2023 (being the date falling 21 months after the consummation of the IPO) (the “Second Extension” and such date, the “Second Extended Date”), to $0.10 per Public Share then in issue (after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the Extraordinary General Meeting), (iii) insert a third extension option to enable the Board to extend the date by which the Company has to consummate a business combination from the Second Extended Date to December 31, 2023 (the “Third Extension” and such date, the “Third Extended Date”) and (iv) insert a voluntary redemption right in favor of the holders of the Company’s Class A ordinary shares, par value $0.0001 per share issued in the IPO (the “Class A Ordinary Shares” or “Public Shares” and the holders of such Public Shares, the “Public Shareholders”), enabling Public Shareholders to redeem their Public Shares on the Second Extended Date for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of Public Shares then in issue, if the Board elects to exercise the Third Extension (the “Articles Amendment Proposal”). The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal; and
2.
Proposal No. 2 — The Adjournment Proposal — A proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates or sine die, if necessary or appropriate, either (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal (the “Adjournment Proposal”). In either such a case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Articles Amendment Proposal is to amend and restate the Memorandum and Articles, in the form of the Second Amended and Restated Memorandum and Articles set forth in Annex A of the accompanying proxy statement, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate a business combination for a third time to the Third Extended Date (December 31, 2023) to provide the Company with further time to complete an initial business combination. Additionally, the purpose of the Articles Amendment Proposal is to simultaneously (i) provide Public Shareholders who do not wish to remain invested in the Company with the opportunity to exercise their redemption rights earlier than they would if the Company liquidated on the First Extended Date or, if the Second Extension is exercised, the Second Extended Date and (ii) allow those shareholders who wish for the Company to continue its pursuit of a business combination to remain shareholders.
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Articles Amendment Proposal or if we determine that additional time is necessary to effectuate the Articles Amendment Proposal. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Articles Amendment Proposal. In either case, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Articles Amendment Proposal.
Recent Developments
As announced on January 23, 2023, the Board determined that the Company should exercise the First Extension in accordance with the Memorandum and Articles by which the Company extended the date by which the Company has to consummate a business combination to the First Extended Date (April 26, 2023).

For purpose of exercising the First Extension, $2,250,000.00 was deposited on January 23, 2023 into the Trust Account by the Sponsor in accordance with the Memorandum and Articles.
Pursuant to the terms of the current Memorandum and Articles, if authorized according to the conditions outlined therein, the Board may exercise the Second Extension to extend the date by which the Company has to consummate a business combination up to one more time by a further three months to the Second Extended Date (July 26, 2023), subject to the Sponsor depositing a further $0.10 per unit ($2,250,000.00 in the aggregate) to the Trust Account. If the Company does not consummate an initial business combination within the applicable time limits provided by the current Memorandum and Articles, unless the Company’s shareholders approve an amendment to the Memorandum and Articles to extend such termination date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. Under the Second Amended and Restated Memorandum and Articles, if approved, the Sponsor will be required to deposit $0.10 per Public Share to the Trust Account, based on the number of Public Shares outstanding following the voluntary redemptions by any Public Shareholders in connection with the Articles Amendment Proposal, in respect to the exercise of the Second Extension. Further, under the Second Amended and Restated Memorandum and Articles, if approved, the Sponsor will not be required to deposit any further funds in the Trust Account in respect of the exercise of the Third Extension. However, Public Shareholders will be provided with the opportunity to redeem their Public Shares for cash for a pro-rata share of the funds held in the Trust Account on the Second Extended Date (July 26, 2023) if the Board elects to exercise the Third Extension.
The Company is currently at an advanced stage of negotiation to enter into a business combination agreement with a target company based in Europe (the “Target”). While the Company and the Target are working toward completion of the business combination, the Board currently believes that there will not be sufficient time within the applicable time limits outlined in the current Memorandum and Articles, to complete the initial business combination. Completion of the business combination with the Target is subject to, among other matters, the negotiation of a definitive business combination agreement and documentation and filings required for the approval of the transaction by our shareholders. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to amend and restate the Memorandum and Articles, in the form of the Second Amended and Restated Memorandum and Articles set forth in Annex A of the accompanying proxy statement, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate the business combination for a third time up to December 31, 2023. If the Articles Amendment Proposal is approved and the Board elects to exercise the Third Extension, the Company would have until December 31, 2023 to consummate a business combination. If the Articles Amendment Proposal is approved, and the Company enters a definitive agreement for a business combination with the Target, another shareholder meeting will be held in order to seek shareholder approval of the business combination with the Target and related proposals. In connection with such shareholder meeting to approve the business combination and related proposals, Public Shareholders will have the right to redeem their Public Shares, subject to any limitations set forth in the Second Amended and Restated Memorandum and Articles.
Even if the Articles Amendment Proposal is approved, there can be no assurance that a definitive agreement for an initial business combination will be entered into or that a proposed transaction will be consummated by the Third Extended Date or that, if submitted to a vote of the shareholders, such business combination will be approved. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) announcing the proposed business combination.

In connection with the Articles Amendment Proposal, Public Shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, regardless of how such Public Shareholders vote on the Articles Amendment Proposal or if they vote at all and regardless of whether such Public Shareholders held Public Shares on the record date established in connection with the Extraordinary General Meeting, by following the instructions in the accompanying proxy statement. Pursuant to the Memorandum and Articles, the Company may not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption, which condition may not be waived by the Board.
If the Articles Amendment Proposal is approved by the requisite vote of our shareholders and subject to the Company having net tangible assets of at least $5,000,001 after taking into account any redemption of Public Shares, the new Second Amended and Restated Memorandum and Articles will be effective and the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares validly redeemed by holders in connection with the Articles Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination up to the Third Extended Date.
If the Articles Amendment Proposal is approved by the requisite vote of shareholders and implemented, the remaining Public Shareholders will retain their right to redeem their Public Shares (i) on the Second Extended Date (July 26, 2023) if the Board elects to exercise the Third Extension and (ii) upon consummation of our initial business combination, subject in each case to any limitations set forth in the Second Amended and Restated Memorandum and Articles. In addition, if the Articles Amendment Proposal is approved and implemented, Public Shareholders will be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination within the applicable time limit provided by the Second Amended and Restated Memorandum and Articles (i.e. the First Extended Date, the Second Extended Date if the Second Extension is exercised, or the Third Extended Date if the Third Extension is exercised).
The amount held in the Trust Account as of December 31, 2022 was $230,595,291. Based upon this amount, the Sponsor’s deposit of $2,250,000.00 into the Trust Account on January 23, 2023 and together with estimated interest income and taxes post-December 31, 2022, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.48 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on March 28, 2023 was $10.42. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Company cannot predict the amount that will remain in the Trust Account if the Articles Amendment Proposal is approved and implemented. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account following the Extraordinary General Meeting, and the amount remaining in the Trust Account may be only a small fraction of the approximately $230,595,291 that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
As noted above, pursuant to the current Memorandum and Articles, a Public Shareholder may request that the Company redeem all or a portion of their Public Shares for cash if the Articles Amendment Proposal is approved and implemented. A Public Shareholder who wishes to exercise redemption rights in connection with the Articles Amendment Proposal must:
i.
(a) hold Public Shares or (b) hold Public Shares as part of the combined units offered in the Company’s IPO, which each consisted of one Public Share and one-half of one redeemable warrant (the “Public Warrants” and together with the Public Shares, the “Units”) and elect to separate such Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares in connection with the vote to approve the Articles Amendment Proposal; and

ii.
prior to 5:00 p.m., Eastern Time, on April 17, 2023, (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem their Public Shares for cash and (b) deliver their Public Shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of Units of the Company must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Amendment Proposal.
If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination within the applicable time limits outlined in the current Memorandum and Articles, the Company will:
i.
cease all operations except for the purpose of winding up;

ii.
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and

iii.
as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the applicable time limits outlined in the current Memorandum and Articles or, if the Articles Amendment Proposal is approved and implemented, within the applicable time limits outlined in the Second Amended and Restated Memorandum and Articles.
In the event of a liquidation, holders of our Class B ordinary shares, par value of $0.0001 per share (“Founder Shares” or “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), including the Sponsor, our anchor investors and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote, and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote, and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
The Board has fixed the close of business on March 17, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on such date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
You are not being asked to vote on an initial business combination at this time. If the Articles Amendment Proposal is approved and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such business combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a business combination is approved and completed or in the event we have not consummated a business combination within the applicable time limits outlined in the Second Amended and Restated Memorandum and Articles. There can be no assurance that we will exercise the Second Extension or Third Extension and, if exercised, that we will be able to complete a business combination before the Second Extended Date or Third Extended Date as applicable, or at all.
THE BOARD HAS DETERMINED THAT EACH OF THE PROPOSALS ARE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” EACH OF THE ARTICLES AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
All of our shareholders are cordially invited to attend the Extraordinary General Meeting.
A shareholder’s failure to vote in person or by proxy at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC (the “Proxy Agent”), by calling +1 (800) 662-5200, or banks and brokers can call collect at +1 (203) 658-9400, or by emailing PGSS.info@investor.morrowsodali.com.
On behalf of our Board, we would like to thank you for your support of Pegasus Digital Mobility Acquisition Corp.
March 29, 2023
By Order of the Board of Directors
Dr. Sir Ralf Speth
Chairman and Chief Executive Officer
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON APRIL 17, 2023 (AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING) THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF THE ARTICLES AMENDMENT PROPOSAL IS NOT APPROVED AND IMPLEMENTED, THEN THESE PUBLIC SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.
This proxy statement is dated March 29, 2023 and is first being mailed to our shareholders on or about March 30, 2023.

IMPORTANT
Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board to complete, sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or in the voting instructions provided by your broker or bank. If you grant a proxy, you may revoke it prior to the Extraordinary General Meeting as further described herein.
PEGASUS DIGITAL MOBILITY ACQUISITION CORP.
260 Mason Street, Greenwich, CT 06830
NOTICE OF THE EXTRAORDINARY GENERAL MEETING
OF PEGASUS DIGITAL MOBILITY ACQUISITION CORP.
TO BE HELD ON APRIL 19, 2023
Dear Shareholders of Pegasus Digital Mobility Acquisition Corp.:
NOTICE IS HEREBY GIVEN of an extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders of PEGASUS DIGITAL MOBILITY ACQUISITION CORP., a Cayman Islands exempted company (“Company,” “we,” “us” or “our”) to be held on April 19, 2023, at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned. The Extraordinary General Meeting will be held at the offices of Appleby located at 71 Fort Street, George Town, Grand Cayman, KY1-1104, Cayman Islands and virtually over the internet via live audio webcast at https://www.cstproxy.com/pegasusdigitalmobility/2023. You will be permitted to attend the Extraordinary General Meeting in person at the offices of Appleby only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You will be able to attend the Extraordinary General Meeting virtually online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/pegasusdigitalmobility/2023 and using the 12-digit control number found on your proxy card or notice of the Extraordinary General Meeting.
You are cordially invited to attend the Extraordinary General Meeting virtually online and such attendance will be treated as presence in person at the Extraordinary General Meeting.
At the Extraordinary General Meeting, you will be asked to consider and vote on the following proposals:
1.
Proposal No. 1 — The Articles Amendment Proposal — A proposal, by special resolution, to amend and restate the Company’s current amended and restated memorandum and articles of association (the “Memorandum and Articles”) by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Memorandum and Articles”), including to (i) make certain updates to reflect the decision by the board of directors of the Company (the “Board”) to exercise the first extension option in accordance with the Memorandum and Articles pursuant to which the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (“business combination”) was extended from January 26, 2023 to April 26, 2023 (being the date falling 18 months after the consummation of the Company’s initial public offering (“IPO”)) (the “First Extension” and such date, the “First Extended Date”), (ii) amend the amount which the Company’s sponsor, Pegasus Digital Mobility Sponsor LLC (“Sponsor”) is required to deposit in the Company’s trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee, in order to exercise the second extension option to extend the date by which the Company has to consummate a business combination from the First Extended Date to July 26, 2023 (being the date falling 21 months after the consummation of the IPO) (the “Second Extension” and such date, the “Second Extended Date”), to $0.10 per Public Share then in issue (after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the Extraordinary General Meeting), (iii) insert a third extension option to enable the Board to extend the date by which the Company has to consummate a business combination from the Second Extended Date to December 31, 2023 (the “Third Extension” and

such date, the “Third Extended Date”) and (iv) insert a voluntary redemption right in favor of the holders of the Company’s Class A ordinary shares, par value $0.0001 per share issued in the IPO (the “Class A Ordinary Shares” or “Public Shares” and the holders of such Public Shares, the “Public Shareholders”), enabling Public Shareholders to redeem their Public Shares on the Second Extended Date for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of Public Shares then in issue, if the Board elects to exercise the Third Extension (the “Articles Amendment Proposal”). The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.
The full text of the resolution to be voted on is as follows:
“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least US$5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to article 54.7 of the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement.”
2.
Proposal No. 2 — The Adjournment Proposal — A proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates or sine die, if necessary or appropriate, either (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal (the “Adjournment Proposal”). In either such case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The full text of the resolution to be voted on is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting sine die or to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”
The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
The purpose of the Articles Amendment Proposal is to amend and restate the Memorandum and Articles, in the form of the Second Amended and Restated Memorandum and Articles set forth in Annex A of the accompanying proxy statement, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate a business combination for a third time to the Third Extended Date (December 31, 2023) to provide the Company with further time to complete an initial business combination. Additionally, the purpose of the Articles Amendment Proposal is to simultaneously (i) provide Public Shareholders who do not wish to remain invested in the Company with the opportunity to exercise their redemption rights earlier than they would if the Company liquidated on the First Extended Date or, if the Second Extension is exercised, the Second Extended Date and (ii) allow those shareholders who wish for the Company to continue its pursuit of a business combination to remain shareholders.
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Articles Amendment Proposal or if we determine that additional time is necessary to effectuate the Articles Amendment Proposal. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Articles Amendment Proposal. In either case, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Articles Amendment Proposal.
The Company is currently at an advanced stage of negotiation to enter into a business combination agreement with a target company based in Europe (the “Target”). While the Company and the Target are working toward completion of the business combination, the Board currently believes that there will not be sufficient time within the applicable time limits outlined in the current Memorandum and Articles, to complete the initial business combination. Completion of the business combination with the Target is subject to, among other matters, the negotiation of a definitive business combination agreement and documentation and filings required for the approval of the transaction by our shareholders. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to amend and restate the Memorandum and Articles, in the form of the Second Amended and Restated Memorandum and Articles set forth in Annex A of the accompanying proxy statement, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate the business combination for a third time up to December 31, 2023. If the Articles Amendment Proposal is approved and the Board elects to exercise the Third Extension, the Company would have until December 31, 2023 to consummate a business combination. If the Articles Amendment Proposal is approved, and the Company enters a definitive business combination agreement with the Target, another shareholder meeting will be held in order to seek shareholder approval of the business combination with the Target and related proposals. In connection with such shareholder meeting to approve the business combination and related proposals, Public Shareholders will have the right to redeem their Public Shares, subject to any limitations set forth in the Second Amended and Restated Memorandum and Articles.
Approval of the Articles Amendment Proposal is a condition to the implementation of the Third Extension. In addition, the effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.
The Board has fixed the close of business on March 17, 2023 as the record date (“Record Date”) for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (“Founder Shares” or “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) on such date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands laws, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
A shareholder’s failure to vote in person or by proxy at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
In connection with the Articles Amendment Proposal, Public Shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, regardless of how such Public Shareholders vote on the Articles Amendment Proposal or if they vote at all and regardless of whether such Public Shareholders held Public Shares on the record date established in connection with the Extraordinary General Meeting, by following the instructions in the accompanying proxy statement. Pursuant to the Memorandum and Articles, the Company may not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption, which condition may not be waived by the Board.
If the Articles Amendment Proposal is approved by the requisite vote of our shareholders and subject to the Company having net tangible assets of at least $5,000,001 after taking into account any redemption of Public Shares, the new Second Amended and Restated Memorandum and Articles will be effective and the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares validly redeemed by holders in connection with the Articles Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination up to the Third Extended Date.
If the Articles Amendment Proposal is approved by the requisite vote of shareholders, the remaining Public Shareholders will retain their right to redeem their Public Shares (i) on the Second Extended Date (July 26, 2023) if the Board elects to exercise the Third Extension and (ii) upon consummation of our initial business combination, subject in each case to any limitations set forth in the Second Amended and Restated Memorandum and Articles. In addition, if the Articles Amendment Proposal is approved, Public Shareholders will be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination within the applicable time limit provided by the Second Amended and Restated Memorandum and Articles (i.e. the First Extended Date, the Second Extended Date if the Second Extension is exercised, or the Third Extended Date if the Third Extension is exercised).
The Company cannot predict the amount that will remain in the Trust Account if the Articles Amendment Proposal is approved and implemented. If the Articles Amendment Proposal is approved and the corresponding amendments to the Company’s Memorandum and Articles become effective, the removal of the Withdrawal Amount, if any, from the Trust Account, will reduce the Company’s net asset value. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account following the Extraordinary General Meeting, and the amount remaining in the Trust Account may be only a small fraction of the approximately $230,595,291 that was in the Trust Account as of December 31, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
As noted above, pursuant to the current Memorandum and Articles, a Public Shareholder may request that the Company redeem all or a portion of their Public Shares for cash if the Articles Amendment Proposal is approved and implemented. A Public Shareholder who wishes to exercise redemption rights in connection with the Articles Amendment Proposal must:
i.
(a) hold Public Shares or (b) hold Public Shares as part of the combined units offered in the Company’s IPO, which each consisted of one Public Share and one-half of one redeemable warrant (the “Public Warrants” and together with the Public Shares, the “Units”) and elect to separate such Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares in connection with the vote to approve the Articles Amendment Proposal; and

ii.
prior to 5:00 p.m., Eastern Time, on April 17, 2023, (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem their Public Shares for cash and (b) deliver their Public Shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Amendment Proposal.
If the Articles Amendment Proposal is not approved and we do not complete an initial business combination within the applicable time limits outlined in the current Memorandum and Articles, the Company will:
(i)
cease all operations except for the purpose of winding up;

(ii)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and

(iii)
as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the applicable time limits outlined in the current Memorandum and Articles or, if the Articles Amendment Proposal is approved and implemented, within the applicable time limits outlined in the Second Amended and Restated Memorandum and Articles.
Only shareholders of record of the Company as of the close of business on the Record Date, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof, including, if necessary, pursuant to the Adjournment Proposal. Voting at the Extraordinary General Meeting will take place by poll voting in accordance with the Memorandum and Articles. Accordingly, each Ordinary Share will entitle the holder thereof (as of the Record Date) to one vote at the Extraordinary General Meeting. On the Record Date, there were 28,125,000 Ordinary Shares issued and outstanding, including 22,500,000 Class A Ordinary Shares (that were initially sold as part of the Units in the initial public offering of the IPO) and 5,625,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they agreed to waive their rights to participate in any liquidation distribution with respect to the Founder Shares and Class A Ordinary Shares underlying the warrants that the Sponsor purchased pursuant to a private placement in connection with the IPO. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination within the applicable time limits outlined in the current Memorandum and Articles.
The Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share and (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay tax, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The per-share liquidation price for the Public Shares is anticipated to be approximately $10.48 (based on the amount held in the Trust Account as of December 31, 2022, together with the payment in connection with the First Extension and estimated interest income and taxes post-December 31, 2022 and less $100,000 which may be deducted to pay liquidation expenses). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10 per Public Share due to unforeseen claims of potential creditors.
YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you are a shareholder of record, please complete, sign, date and return your enclosed proxy card in the postage-paid envelope provided as soon as possible and to be received by the Proxy Agent by no later than 48 hours before the time appointed for the Extraordinary General Meeting to commence. Submitting a proxy now will not prevent you from being able to attend and cast your vote online at the Extraordinary General Meeting. If your shares are held in “street name” in an account at a brokerage firm or bank, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary General Meeting. In this regard, you must instruct your broker, bank or other nominee how to vote the shares you beneficially own, or if you wish to attend and vote at the Extraordinary General Meeting (including virtually online) you must timely obtain a legal proxy from your brokerage firm, bank or other nominee and follow the instructions detailed in the accompanying proxy statement.
Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting. Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your Ordinary Shares, please contact
                 .
By Order of the Board of Directors
Dr. Sir Ralf Speth
Chairman and Chief Executive Officer
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on April 19, 2023. This notice of meeting and the accompanying proxy statement are available at                 .

i

PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
OF PEGASUS DIGITAL MOBILITY ACQUISITION CORP.
To Be Held at 10:00 a.m., Eastern Time, on April 19, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of PEGASUS DIGITAL MOBILITY ACQUISITION CORP., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), and any adjournments thereof (the “Extraordinary General Meeting”). This proxy statement is dated March 29, 2023 and is first being mailed to our shareholders on or about March 30, 2023. The Extraordinary General Meeting will be held on April 19, 2023, at 10:00 a.m., Eastern Time, at the offices of Appleby located at 71 Fort Street, George Town, Grand Cayman, KY1-1104, Cayman Islands and virtually over the internet via live audio webcast at https://www.cstproxy.com/pegasusdigitalmobility/2023 where you may vote and submit your questions during the Extraordinary General Meeting.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).
Forward-looking statements are based on the opinions and estimates of management of the Company, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close our initial business combination, whether with the Target (as defined below) or another company;

•
the amount of redemptions by our Public Shareholders (as defined below);

•
the ability to achieve shareholder and regulatory approvals;

•
industry trends, legislation or regulatory requirements and developments in the global economy, including the public health crisis related to the coronavirus (COVID-19) pandemic, the Russia-Ukraine conflict, rising inflation or other events that have had and may in the future cause significant negative effects on the global economy;

•
disrupted global supply chains and significant volatility and disruption of financial markets;

•
increased expenses associated with being a public company;

•
the ability to retain key personnel and our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•
our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•
risks relating to our prospective Target business;

•
the ability of our officers and directors to generate a number of potential investment opportunities;

•
our public securities’ potential liquidity and trading;

•
the use of proceeds not held in our Trust Account (as defined below) or available to us from interest income on the Trust Account balance; and

•
our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2022, including those factors described under the heading “Risk Factors” therein, and subsequent reports that we have filed or will file with the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS
In addition to risk factors below, you should consider carefully all of the risks described in our latest Annual Report on Form 10-K filed with the SEC on March 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in any other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our SEC filings and below are not the only risks we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There can be no assurance that the Third Extension (as defined below) will be exercised or, if it is, that it will enable the completion of an initial business combination.
Approving the Articles Amendment Proposal (as defined below) involves a number of risks. Even if the Articles Amendment Proposal is approved, the Company can provide no assurances that the Third Extension will be exercised by the Board or, if it is, that our initial business combination will be consummated prior to December 31, 2023. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control, including completion of the SEC review process. If the Articles Amendment Proposal is approved, the Company expects to seek shareholder approval of our business combination with the Target following the SEC review process. As of the date of this proxy statement, the Company cannot estimate when the SEC review process will be completed.
We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Amendment Proposal, which will also grant shareholders a right to redeem their shares on July 26, 2026, and we will be further required to offer shareholders redemption rights again in connection with any shareholder vote to approve the business combination. Even if the Articles Amendment Proposal or the business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we will have multiple redemption periods in connection with the Third Extension and the business combination vote could exacerbate these risks.
The completion of a business combination will likely also be subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in a business combination agreement, including the approval of such business combination by our shareholders, the approval of the listing of the combined entity’s ordinary shares on the New York Stock Exchange, and several other customary closing conditions. If these conditions are not satisfied or if the business combination agreement is otherwise terminated, we may be unable to close a business combination within the requisite time period.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposal described below.

The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposal”), which include proposals relating to, among other items, disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposal, or pursuant to the SEC’s views expressed in the SPAC Rule Proposal, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which we could complete a business combination.
The need for compliance with the SPAC Rule Proposal may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.
Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.
Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. These interests include, among other things, Class B Ordinary Shares held by the Sponsor and certain of our directors and officers which will be worthless (as the Sponsor and such directors and officers have waived liquidation rights with respect to such shares), as will the Private Placement Warrants (as defined below) held by the Sponsor, if the Articles Amendment Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits outlined in the current Memorandum and Articles.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “Proposal No. 1 — The Articles Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”
If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be required to institute burdensome compliance requirement and we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.
As described further above, the SPAC Rule Proposal include proposals relating to, among other matters, the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposal would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposal would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement of its initial public offering (an “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of its IPO Registration Statement.
Given that the SPAC Rule Proposal have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of its IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be subject to additional regulatory burdens and expenses and, unless we are able to modify our activities so that we would not be deemed an investment company, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account have, since the initial public offering of the Company (the “IPO”), been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to such 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of the Company.
After our business combination, substantially all of our assets may be located in a foreign country and a significant portion of our revenue may be derived from our operations in such country. Accordingly, our results of operations and prospects will be subject, to a significant extent, to the economic, political and legal policies, developments and conditions in the other countries in which we operate.
The economic, political and social conditions, as well as government policies, of the countries in which our operations are located could affect our business. Economic growth could be uneven, both geographically and among various sectors of the economy and such growth may not be sustained in the future. If in the future such countries experience an economic downturn or grow at a slower rate than expected, there may be less demand for spending in certain industries.
We are currently operating in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by geopolitical instability due among other things to the ongoing military conflict between Russia and Ukraine. Our business, financial condition and results of operations may be materially and adversely affected by any negative impact on the global economy and capital markets resulting from events outside our control.

Russian military actions and the resulting sanctions, the COVID-19 pandemic, supply chain disruptions and rising inflation rates have adversely affected and could continue to adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets, potentially making it more difficult for us to obtain additional funds if needed.
Any of the above-mentioned factors could affect our business, prospects, financial condition, and operating results. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations occurring after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) issued a notice that it intends to publish proposed regulations addressing the application of the excise tax (the “Notice”). To provide taxpayers with interim guidance, the Notice describes certain rules upon which taxpayers are generally entitled to rely until publication of the proposed regulations.
Any redemption or other repurchase that occurs after December 31, 2022 in connection with a business combination — particularly one that may involve a combination with a U.S. entity and/or re-domestication as a U.S. corporation — may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, (ii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued not in connection with such business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in our ability to complete a business combination or the cash available on hand to complete a business combination.
The Company and the Sponsor are both incorporated in the Cayman Islands and the Company’s ability to complete an initial business combination may be impacted if such initial business combination is subject to U.S. foreign investment or other regulations and review by a governmental entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).
CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons to determine the effect of such transactions on the national security of the United States. The Company is a Cayman Islands exempted company and the Sponsor is a Cayman Islands limited liability company, meaning both are non-U.S. persons. Due to regulations that limit foreign ownership in certain U.S. businesses, the pool of potential target companies with which the Company may be able to consummate a business combination may be limited or it may be more difficult or costly to ultimately achieve such a business combination relative to other special purpose acquisition companies that are not subject to such restrictions. For example, if the Company were to be party to a business combination that were to fall within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or, where a mandatory filing is not required, that it will submit a voluntary filing to CFIUS, subjecting itself to the applicable statutory review period and potential CFIUS mitigation, or proceed with the initial business combination without notifying CFIUS and risk potential CFIUS intervention, before or after closing the initial business combination. In such instances, CFIUS may decide to impose conditions to mitigate national security concerns with respect to such initial business combination or, in extreme cases, recommend that the U.S. president block the initial business combination or order the Company to divest all or a portion of any U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders.
Assuming the Articles Amendment Proposal is approved, if the Company cannot complete its initial business combination by December 31, 2023 because a governmental review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another governmental entity, the Company may be required to liquidate. If the Company liquidates, the Company’s warrants will expire as worthless and shareholders will lose the investment opportunity in a target company and the chance of realizing future gains on their investment through any price appreciation of shares in the combined company.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this Proxy Statement?
We are a blank check company incorporated on March 30, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (which we refer to as our initial business combination). In October 2021, the Company consummated the IPO from which it derived aggregate proceeds of $227,250,000 which were deposited in the Trust Account. Like many blank check companies, the Company’s current amended and restated memorandum and articles of association (“Memorandum and Articles”) provide for the return of the funds held in trust to the holders of Company’s Class A ordinary shares, par value $0.0001 per share sold in the IPO if there is no qualifying business combination (as defined below) consummated on or before a certain date (in our case, extended by a Board resolution to April 26, 2023 and which may be further extended by Board resolution to July 26, 2023 in accordance with the procedures outlined in our current Memorandum and Articles).
The Company is currently at an advanced stage of negotiation to enter into a business combination agreement with a target company based in Europe (the “Target”). While the Company and the Target are working toward completion of the business combination, the Board currently believes that there will not be sufficient time within the applicable time limits outlined in the current Memorandum and Articles, to complete the initial business combination. Completion of the business combination with the Target is subject to, among other matters, the negotiation of a definitive business combination agreement and documentation and filings required for the approval of the transaction by our shareholders. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to amend and restate the Memorandum and Articles, in the form of the Second Amended and Restated Memorandum and Articles set forth in Annex A of the accompanying proxy statement, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate the business combination for a third time up to December 31, 2023. If the Articles Amendment Proposal is approved and the Third Extension is exercised by the Board, the Company would have until December 31, 2023 to consummate a business combination. If the Articles Amendment Proposal is approved, and the Company enters a definitive business combination agreement with the Target, another shareholder meeting will be held in order to seek shareholder approval of the business combination with the Target and related proposals. In connection with such shareholder meeting to approve the business combination and related proposals,

Public Shareholders will have the right to redeem their Public Shares, subject to any limitations set forth in the Second Amended and Restated Memorandum and Articles.
What is being voted on?
You are currently being asked to vote on the following proposals:

1.
Proposal No. 1 — The Articles Amendment Proposal  — A proposal, by special resolution, to amend and restate the Company’s current Memorandum and Articles by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of this proxy statement (the “Second Amended and Restated Memorandum and Articles”), including to (i) make certain updates to reflect the decision by the board of directors of the Company (the “Board”) to exercise the first extension option in accordance with the Memorandum and Articles pursuant to which the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (“business combination”) was extended from January 26, 2023 to April 26, 2023 (being the date falling 18 months after the consummation of the Company’s initial public offering (“IPO”)) (the “First Extension” and such date, the “First Extended Date”), (ii) amend the amount which the Company’s sponsor, Pegasus Digital Mobility Sponsor LLC (“Sponsor”) is required to deposit in the Company’s trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee, in order to exercise the second extension option to extend the date by which the Company has to consummate a business combination from the First Extended Date to July 26, 2023 (being the date falling 21 months after the consummation of the IPO) (the “Second Extension” and such date, the “Second Extended Date”), to $0.10 per Public Share then in issue (after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the Extraordinary General Meeting), (iii) insert a third extension option to enable the Board to extend the date by which the Company has to consummate a business combination from the Second Extended Date to December 31, 2023 (the “Third Extension” and such date, the “Third Extended Date”) and (iv) insert a voluntary redemption right in favor of the holders of the Company’s Class A ordinary shares, par value $0.0001 per share issued in the IPO (the “Class A Ordinary Shares” or “Public Shares” and the holders of such Public Shares, the “Public Shareholders”), enabling Public Shareholders to redeem their Public Shares on the Second Extended Date for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of Public Shares then in issue, if the Board elects to exercise the Third Extension (the “Articles Amendment Proposal”).
The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.
2.
Proposal No. 2 — The Adjournment Proposal — a proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates or sine die, if necessary or appropriate, to either (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal. In either such a case, the Adjournment Proposal will be the only proposal submitted at the Extraordinary General Meeting.

If the Articles Amendment Proposal is approved and implemented, the removal of the Withdrawal Amount (as defined below) will reduce the amount held in the Trust Account following the Extraordinary General Meeting. We cannot predict the amount that will remain in the Trust Account if the Articles Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $230,595,291 that was in the Trust Account as of December 31, 2022 and the Sponsor´s deposit of $2,250,000.00 made on January 23, 2023 in connection with the exercise of the First Extension in accordance with the Memorandum and Articles. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
YOU ARE NOT BEING ASKED TO VOTE ON A BUSINESS COMBINATION AT THIS TIME.

Why is the Company proposing the Articles Amendment Proposal?
If we do not consummate a business combination within the applicable time limits as contemplated by the IPO prospectus and in accordance with our Memorandum and Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Our Memorandum and Articles currently provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before April 26, 2023 and if there is no further extension approved in accordance with the current Memorandum and Articles. As we explain below, we may not be able to complete an initial business combination by that date.
Following the exercise of the First Extension under the current Memorandum and Articles, we have until April 26, 2023, or, if the Second Extension is authorized according to the conditions outlined therein, July 26, 2023, to complete a business combination. The purpose of the Articles Amendment Proposal is to amend and restate the Memorandum and Articles, in the form of the Second Amended and Restated Memorandum and Articles set forth in Annex A, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate a business combination for a third time to the Third Extended Date (December 31, 2023) to provide the Company with further time to complete an initial business combination. Additionally, the purpose of the Articles Amendment Proposal is to simultaneously (i) provide Public Shareholders who do not wish to remain invested in the Company with the opportunity to exercise their redemption rights earlier than they would if the Company liquidated on the First Extended Date or, if the Second Extension is

exercised, the Second Extended Date and (ii) allow those shareholders who wish for the Company to continue its pursuit of a business combination to remain shareholders.
Our Board currently believes that there will not be sufficient time to complete a business combination within the applicable time limits outlined in the current Memorandum and Articles. Therefore, our Board has determined that it is in the best interests of the Company to amend and restate the Memorandum and Articles by adopting the Second Amended and Restated Memorandum and Articles to, among other things, provide an additional extension option to enable the Board to extend the date that we have to consummate a business combination to the Third Extended Date, in order that our shareholders are given the chance to participate in an investment opportunity. If the Second Extension is authorized according to the conditions outlined in the current Memorandum and Articles, the Company would have until July 26, 2023 to complete a business combination and, if it has not consummated an initial business combination by such date, it would be required to liquidate the Trust Account and redeem all of the outstanding Public Shares. Liquidation of the Trust Account and redemption of the Public Shares in the event that the Company does not consummate a business combination within the applicable time limits in the Memorandum and Articles is a fundamental obligation of the Company to the Public Shareholders and those rights will be protected by the Articles Amendment Proposal. Accordingly, our Board is proposing the Articles Amendment Proposal to amend and restate the Memorandum and Articles by adopting the Second Amended and Restated Memorandum and Articles to, among other things, (i) provide the Board with the ability to further extend the date by which the Company consummate a business combination to the Third Extended Date and (ii) insert a voluntary redemption right in favor of the Public Shareholders to elect to redeem their Public Shares on July 26, 2023 at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event the Board elects to exercise the Third Extension.
YOU ARE NOT BEING ASKED TO VOTE ON A PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE ARTICLES AMENDMENT PROPOSAL IS APPROVED AND YOU DO NOT MAKE AN ELECTION TO HAVE YOUR PUBLIC SHARES REDEEMED, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED INITIAL BUSINESS COMBINATION WHEN AND IF ONE IS SUBMITTED TO SHAREHOLDERS (PROVIDED THAT YOU ARE A SHAREHOLDER ON THE APPLICABLE RECORD DATE) AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO THE PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR

THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE APPLICABLE TIME LIMIT PROVIDED BY THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES. THERE CAN BE NO GUARANTEE THAT WE WILL EXERCISE THE THIRD EXTENSION AND, IF IT IS EXERCISED, THAT A BUSINESS COMBINATION WILL BE COMPLETED BEFORE THE THIRD EXTENDED DATE, OR AT ALL.
Why should I vote “FOR” the Articles Amendment Proposal?
Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Articles Amendment Proposal to provide the Board with the ability to extend the date by which the Company has to complete such a transaction until the Third Extended Date. The Board does not believe there will be sufficient time to complete a business combination within the parameters outlined in the current Memorandum and Articles.
Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their Public Shares the opportunity to do so. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination if and when one is submitted to shareholders in the future (assuming that you are a shareholder on the applicable record date) and the right to redeem your Public Shares in connection with such initial business combination. Whether a holder of Public Shares votes in favor of or against the Articles Amendment Proposal, if such proposal is approved and implemented, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares by following the procedures set out in this Proxy Statement. The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.
The Board unanimously recommends that you vote in favor of the Articles Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Articles Amendment Proposal. In either case, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Articles Amendment Proposal.
If presented, our Board unanimously recommends that you vote in favor of the Adjournment Proposal.

How do the Company insiders intend to vote their shares?
Our Sponsor and the Company’s directors and officers own an aggregate of 4,250,000 Class B ordinary shares, par value of $0.0001 per share (“Founder Shares” or “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), representing approximately 15.1 per cent of the issued and outstanding Ordinary Shares. We have been informed by our Sponsor and the Company’s directors and officers that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Articles Amendment Proposal and, if presented, the Adjournment Proposal.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Articles Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Articles Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be affected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Articles Amendment Proposal and the Adjournment Proposal.

What vote is required to approve the Articles Amendment Proposal?	Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
What vote is required to approve the Adjournment Proposal?	Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
What is a quorum requirement?
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if one or more shareholders holding a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least Ordinary Shares would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend and vote in person (including online) at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. If a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence or if during the Extraordinary General Meeting a quorum ceases to be present, the Extraordinary General Meeting will stand adjourned to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Who can vote at the Extraordinary General Meeting?	Only holders of record of our Ordinary Shares at the close of business on March 17, 2023, being the record date, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment thereof. On this record date, 28,125,000 Ordinary Shares were outstanding and entitled to vote.
What is the difference between a shareholder of record and a beneficial owner of shares held in “street name”?	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person (including virtually online), we urge you to fill out and return the enclosed proxy card in the postage-paid envelope provided to ensure your vote is counted. Your proxy card must be received by the Proxy Agent by no later than 48 hours before the time appointed for the Extraordinary General Meeting to commence.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the effect of giving a proxy?	Proxies are solicited by and on behalf of the Board. The Proxy Agent (as defined below) has been designated as proxy by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the Board recommendations “FOR” the Articles Amendment Proposal and, if presented, “FOR” the Adjournment Proposal. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the adjourned Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.
How do I attend the Extraordinary General Meeting?
If you are a shareholder of record at the close of business on the record date for the Extraordinary General Meeting, you will receive a proxy card from Continental. The form contains instructions on how to attend the Extraordinary General Meeting via live audio webcast including the URL address, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at +1 917-262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the Extraordinary General Meeting online webcast starting on April 12, 2023 at 10:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/pegasusdigitalmobility/2023 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Extraordinary General Meeting. At the start of the Extraordinary General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the

Extraordinary General Meeting.
Shareholders of record may also attend the Extraordinary General Meeting in person at the offices of Appleby to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will need to present valid ID and proof of ownership.
If you are a beneficial owner of shares held in “street name,” you will need to contact Continental to receive a control number. If you plan to vote at the Extraordinary General Meeting either online via the webcast or in person at the offices of Appleby, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. In either case, you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address listed under the question “Who can help answer my questions?” below. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply) and when prompted enter the pin number 0860476#. Please note that you will not be able to vote or ask questions at the Extraordinary General Meeting if you choose to participate telephonically.
A separate conference line to allow participants to communicate with each other during the Extraordinary General Meeting will also be made available.

What if I want to vote against or don’t want to vote for any of the proposals?
If you do not want a proposal to be approved, you must vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person (including online) at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Articles Amendment Proposal or the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and will have no effect on the outcome of any vote on the Articles Amendment Proposal or the Adjournment Proposal.
If the Articles Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

If the Articles Amendment Proposal is approved, what happens next?	Upon approval of the Articles Amendment Proposal by the requisite number of votes and subject to the Company having net tangible assets of at least $5,000,001 after taking into account any redemption of Public Shares, the Second

Amended and Restated Memorandum and Articles will become effective. The Board will have the further option to extend the date by which we have to consummate a business combination to the Third Extended Date (December 31, 2023). We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our Units, Public Shares and warrants will remain publicly traded.
If the Articles Amendment Proposal is approved and the Board elects to exercise the Third Extension, we anticipate we will continue our efforts to complete an initial business combination until the Third Extended Date. Further, if the Articles Amendment Proposal is approved and the Board elects to exercise the Third Extension, our Public Shareholders will have the right to redeem their Public Shares on July 26, 2023 for a pro rata share of the Trust Account calculated in accordance with the Second Amended and Restated Memorandum and Articles.
If the Articles Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Ordinary Shares held by our Sponsor and our independent directors as a result of their ownership of the Founder Shares.
If the Articles Amendment Proposal is approved and the Board exercises the Third Extension but we do not complete a business combination by December 31, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors.

What happens to the Company’s outstanding warrants if the Articles Amendment Proposal is not approved?	If the Articles Amendment Proposal is not approved and we have not consummated a business combination within the applicable time limits outlined in the current Memorandum and Articles (currently until April 26, 2023, or, if the Second Extension is authorized according to the conditions outlined therein, July 26, 2023), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

What happens to the Company’s outstanding Public Warrants if the Articles Amendment Proposal is approved?	If the Articles Amendment Proposal is approved and implemented, all Public Warrants will remain outstanding and will become exercisable for one Class A Ordinary Share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the Class A Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Do I need to request that my shares be redeemed whether I vote for or against the Articles Amendment Proposal?	Yes. Whether you vote for or against the Articles Amendment Proposal or if you vote at all, and regardless of whether you are a holder of Public Shares on the record date for the Extraordinary General Meeting, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I redeem my Public Shares?” for more information about the procedures to follow to redeem your Public Shares.
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?	Unless you elect to redeem all of your Public Shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in the Second Amended and Restated Memorandum and Articles (assuming the Articles Amendment Proposal is approved).
How do I change my vote?	If you are a shareholder of record at the close of business on the record date for the Extraordinary General Meeting, you may change your vote after you have mailed a signed proxy by sending a later-dated, signed proxy card to our Proxy Agent, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 so that it is received no later than

48 hours before the time appointed for the Extraordinary General Meeting to commence or by attending the Extraordinary General Meeting in person (including online) and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Proxy Agent no later than 48 hours before the time appointed for the Extraordinary General Meeting to commence.
Please note, however, that if on the record date for the Extraordinary General Meeting your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, you must contact your broker, bank or other nominee to change your voting instructions or, if you wish to attend the Extraordinary General Meeting in person (including online) and vote at the Extraordinary General Meeting, you must obtain a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the transfer agent, at proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting.

How are votes counted?
Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Articles Amendment Proposal must be approved as a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. The Adjournment Proposal requires approval by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matters.
Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s Ordinary Shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide or, if you wish to attend the Extraordinary General Meeting in person (including online) and vote at the Extraordinary General Meeting, you must obtain a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the transfer agent, at proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Articles Amendment Proposal — Interests of our Sponsor, Directors and Officers.”
Do I have appraisal rights if I object to the Articles Amendment Proposal?	No. Our shareholders do not have appraisal rights in connection with the Articles Amendment Proposal under Cayman Islands law.
What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including Annexes A and B, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in “street name” through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
How do I vote?	Shareholder of Record: If you are a holder of record of Ordinary Shares on the close of business on the record date, there are three ways to vote:

•
Online by virtually attending the Extraordinary General Meeting: You may vote online by virtually attending the Extraordinary General Meeting and using the 12-digit control number found on your proxy card or notice of the Extraordinary General Meeting. Please see the question “How do I attend the Extraordinary General Meeting?” above for further information on how to virtually attend the Extraordinary General Meeting.

•
In person at the Extraordinary General Meeting: You may attend the Extraordinary General Meeting and vote in person at the offices of Appleby to the extent consistent with, or permitted by, applicable law and directives of public health authorities. Shareholders will be provided with a ballot upon entering the meeting. You will need to present valid ID and proof of ownership. Please see the question “How do I attend the Extraordinary General Meeting?” above for further information.

•
By mail: You can vote by proxy by having one or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.” If you wish to vote by proxy you must complete, sign and date the enclosed form, called a “proxy card,” and mail it in the envelope provided in accordance with the instructions on the enclosed proxy card. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on April 17, 2023, being 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the Articles Amendment Proposal and the Adjournment Proposal, if presented at the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.
If your Ordinary Shares are held in “street name” by a broker, bank or other nominee, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary. You are also invited to attend the

Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee. Please see the questions “How do I attend the Extraordinary General Meeting?” and “If my shares are held in “street name,” will my broker automatically vote them for me” above for further information on the procedure to be followed by beneficial owners of shares held in “street name”.
How do I redeem my Public Shares?
Each of our Public Shareholders may submit an election that, if the Articles Amendment Proposal is approved and implemented, such Public Shareholder elects to redeem all or a portion of its, his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, provided that the Company shall not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemption. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.
In order to tender your Public Shares for redemption in connection with the Articles Amendment Proposal, you must:
i.
(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

ii.
prior to 5:00 p.m., Eastern Time, on April 17, 2023, (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to Continental, the Company’s transfer agent, physically or electronically through The Depository Trust Company (“DTC”). The Company also requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address. Continental can be contacted at the number or email address listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their

Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.
Through DTC’s DWAC (Deposit Withdrawal At Custodian) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or The Depository Trust Company, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through The Depository Trust Company’s DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Articles Amendment Proposal, and regardless of whether they hold Public Shares on the record date for the Extraordinary General Meeting. If the Articles Amendment Proposal is not approved, or if the Articles Amendment Proposal is not implemented because the condition that the Company has net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption is not satisfied, the Public Shares will be returned to the respective holder, broker or bank.
Any demand for redemption, once made, may be withdrawn

at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until a vote is taken with respect to the Articles Amendment Proposal, if any. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Continental return the shares (physically or electronically). Such requests may be made by contacting Continental at the at the number or email address listed under the question “Who can help answer my questions?” below.
If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
If the Articles Amendment Proposal is approved and implemented, you will also be able to redeem your Public Shares (i) on July 26, 2023 if the if the Board elects to exercise the Third Extension, (ii) in connection with any proposed initial business combination, or (iii) if we have not consummated a business combination within the applicable time limit provided by the Second Amended and Restated Memorandum and Articles.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Proxy Agent”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Agent its customary fee and out-of-pocket expenses. We will also reimburse the Proxy Agent for reasonable out-of- pocket expenses and will indemnify the Proxy Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?	If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our Proxy Agent at:

Individuals call toll-free: +1 (800) 662-5200
Banks and brokerages, please call: +1 (203) 658-9400
Email: PGSS.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE EXTRAORDINARY GENERAL MEETING
Date, Time, Place and Purpose of the Extraordinary General Meeting
The Extraordinary General Meeting will be held on April 19, 2023 at 10:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned. The Extraordinary General Meeting will be held at the offices of Appleby located at 71 Fort Street, George Town, Grand Cayman, KY1-1104, Cayman Islands and virtually over the Internet via live audio webcast at https://www.cstproxy.com/pegasusdigitalmobility/2023. For the purposes of the Company’s Memorandum and Articles, the physical place of the meeting will be at the offices of Appleby located at 71 Fort Street, George Town, Grand Cayman, KY1-1104, Cayman Islands.
You will be permitted to attend the Extraordinary General Meeting in person at the offices of Appleby only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You will be able to attend the Extraordinary General Meeting virtually online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/pegasusdigitalmobility/2023 and entering the 12-digit control number found on your proxy card or notice of the Extraordinary General Meeting.
At the Extraordinary General Meeting, you will be asked to consider and vote on the following proposals:
1.
Proposal No. 1 — The Articles Amendment Proposal — A proposal, by special resolution, to amend and restate the Company’s current amended and restated memorandum and articles of association (the “Memorandum and Articles”) by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of this proxy statement (the “Second Amended and Restated Memorandum and Articles”), including to (i) make certain updates to reflect the decision by the board of directors of the Company (the “Board”) to exercise the first extension option in accordance with the Memorandum and Articles pursuant to which the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (“business combination”) was extended from January 26, 2023 to April 26, 2023 (being the date falling 18 months after the consummation of the Company’s initial public offering (“IPO”)) (the “First Extension” and such date, the “First Extended Date”), (ii) amend the amount which the Company’s sponsor, Pegasus Digital Mobility Sponsor LLC (“Sponsor”) is required to deposit in the Company’s trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee, in order to exercise the second extension option to extend the date by which the Company has to consummate a business combination from the First Extended Date to July 26, 2023 (being the date falling 21 months after the consummation of the IPO) (the “Second Extension” and such date, the “Second Extended Date”), to $0.10 per Public Share then in issue (after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the Extraordinary General Meeting), (iii) insert a third extension option to enable the Board to extend the date by which the Company has to consummate a business combination from the Second Extended Date to December 31, 2023 (the “Third Extension” and such date, the “Third Extended Date”) and (iv) insert a voluntary redemption right in favor of the holders of the Company’s Class A ordinary shares, par value $0.0001 per share issued in the IPO (the “Class A Ordinary Shares” or “Public Shares” and the holders of such Public Shares, the “Public Shareholders”), enabling Public Shareholders to redeem their Public Shares on the Second Extended Date for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of Public Shares then in issue, if the Board elects to exercise the Third Extension (the “Articles Amendment Proposal”). The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal; and

2.
Proposal No. 2 — The Adjournment Proposal — A proposal, by ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates or sine die, if necessary or appropriate, either (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal (the “Adjournment Proposal”). In either such a case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
If the Articles Amendment Proposal is approved at the Extraordinary General Meeting, the Adjournment Proposal will not be presented.
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Articles Amendment Proposal or if we determine that additional time is necessary to effectuate the Articles Amendment Proposal. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Articles Amendment Proposal. In either case, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Articles Amendment Proposal.
Voting Power; Record Date
Only shareholders of record of the Company as of the close of business on March 17, 2023, being the record date, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof. Voting at the general meeting will take place by poll voting in accordance with the Memorandum and Articles. Accordingly, each Ordinary Share will entitle the holder thereof (as of the record date) to one vote per share at the Extraordinary General Meeting. If your shares are held in “street name” in an account at a brokerage firm or bank, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.
On the record date, there were 28,125,000 Ordinary Shares issued and outstanding, including 22,500,000 Class A Ordinary Shares and 5,625,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Shareholders
A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Memorandum and Articles. A quorum will be present at the Extraordinary General Meeting if one or more shareholders holding a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 14,062,501 Ordinary Shares would be required to achieve a quorum.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.
Votes Required
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.
If you do not want a proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
Voting
Voting at the general meeting will take place by poll voting in accordance with the Memorandum and Articles. Accordingly, each Ordinary Share will entitle the holder thereof (as of the close of business on the record date) to one vote at the Extraordinary General Meeting.
If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record on the record date, you have the right to attend and vote in person (including online) at the Extraordinary General Meeting. If your shares are held in a share brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “ beneficial owner.”
If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person (including online), you must obtain a valid proxy from your broker, bank or nominee.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.
Shareholders of Record
If you are a holder of record of Ordinary Shares on the close of business on the record date, there are three ways to vote:

•
Online by virtually attending the Extraordinary General Meeting: You may vote online by virtually attending the Extraordinary General Meeting and using the 12-digit control number found on your proxy card or notice of the Extraordinary General Meeting. You can pre-register to attend the Extraordinary General Meeting online webcast starting on April 12, 2023, at 10:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/pegasusdigitalmobility/2023 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Extraordinary General Meeting. At the start of the Extraordinary General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting. If you do not have your control number, contact the Transfer Agent at +1 (917) 262-2373, or email proxy@continentalstock.com.

•
In person at the Extraordinary General Meeting: You may attend the Extraordinary General Meeting and vote in person at the offices of Appleby to the extent consistent with, or permitted by, applicable law and directives of public health authorities. Shareholders will be provided with a ballot upon entering the meeting. You will need to present valid ID and proof of ownership.

•
By mail: You can vote by proxy by having one or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.” If you wish to vote by proxy you must complete, sign and date the enclosed form, called a “proxy card,” and mail it in the envelope provided in accordance with the instructions on the enclosed proxy card. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by10:00 a.m., Eastern Time, on April 17, 2023, being 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the Articles Amendment Proposal and the Adjournment Proposal, if presented at the Extraordinary General Meeting. You may still virtually attend the Extraordinary General Meeting and vote online even if you have already voted by proxy, with such vote superseding your proxy vote.
Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.
Beneficial Owners
If your Ordinary Shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you wish to attend and vote your shares at the Extraordinary General Meeting (including online), you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalshare.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting. Beneficial owners who wish to attend the Extraordinary General Meeting should contact Continental no later than 72 hours prior to the Extraordinary General Meeting to obtain this information. Beneficial owners should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not obtain a legal proxy in accordance with the procedure described above and vote your shares at the Extraordinary General Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals.
Proxies
Our Board is asking for your proxy. Giving our Board your proxy means you authorize the one or more individuals named on the proxy card who will be at the Extraordinary General Meeting to vote your shares for you at the Extraordinary General Meeting in the manner you direct. You may vote for, against or withhold your vote for each proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a valid proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Articles Amendment Proposal and, if presented, the Adjournment Proposal and as the proxyholders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Proxy Agent, Morrow Sodali LLC, at +1 (800) 662-5200 or by sending an email to PGSS.info@investor.morrowsodali.com. Banks and brokerages may call collect at +1 (203) 658-9400.

Shareholders who hold their shares in “street name,” meaning the name of a broker, bank or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting and follow the instructions detailed above on how to vote their shares at the Extraordinary General Meeting.
Revocability of Proxies
If you are a shareholder of record at the close of business on the record date for the Extraordinary General Meeting, you may change your vote after you have mailed a signed proxy by sending a later-dated, signed proxy card to our Proxy Agent at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, so that it is received no later than 48 hours before the time appointed for the Extraordinary General Meeting to commence or by attending the Extraordinary General Meeting in person (including online) and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Proxy Agent no later than 48 hours before the time appointed for the Extraordinary General Meeting to commence.
Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker, bank or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given voting instruction.
Attendance at the Extraordinary General Meeting
Only registered holders of Ordinary Shares at the close of business on the record date, their proxy holders and guests we may invite may attend the Extraordinary General Meeting.
The Extraordinary General Meeting will be held on April 19, 2023 at 10:00 a.m., Eastern Time, at the offices of Appleby located at 71 Fort Street, George Town, Grand Cayman, KY1-1104, Cayman Islands and virtually over the internet via live audio webcast at https://www.cstproxy.com/pegasusdigitalmobility/2023. You will be able to attend the Extraordinary General Meeting virtually online by logging into the meeting website and entering the 12-digit control number found on your proxy card or notice of the Extraordinary General Meeting. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the 12-digit control number found on your proxy card or notice of the Extraordinary General Meeting. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.
If you wish to attend the Extraordinary General Meeting but you hold your shares in “street name” through a broker, bank or other nominee, you must follow the instructions detailed above on how to attend the Extraordinary General Meeting.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has agreed to pay a fee of $32,500. The Company will reimburse the Proxy Agent for reasonable out-of-pocket expenses and will indemnify the Proxy Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact the Proxy Agent at +1 (800) 662-5200 or by emailing PGSS.info@investor.morrowsodali.com. Banks and brokerages can call collect at +1 (203) 658-9400.
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
No Right of Appraisal
The Company’s shareholders do not have appraisal rights under applicable law in connection with the proposals to be voted on at the Extraordinary General Meeting.
Other Business
We are not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy card accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournment (s) of the Extraordinary General Meeting, we expect that the Ordinary Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Executive Offices
Our principal executive offices are located at 260 Mason Street, Greenwich, CT 06830 and our telephone number is +1 (914) 980-8737.

PROPOSAL NO. 1 — THE ARTICLES AMENDMENT PROPOSAL
Background
The Company is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“business combination”). The Company was incorporated in Cayman Islands on March 30, 2021.
In October, 2021, the Company consummated its initial public offering (the “IPO”) of 20,000,000 units (“Units”) comprised of 20,000,000 Class A ordinary shares, par value $0.0001 (the “Public Shares”) and 10,000,000 redeemable warrants (the “Public Warrants”) and the concurrent sale of 9,000,000 private placement warrants (the “Private Placement Warrants”) to Pegasus Digital Mobility Sponsor LLC (the “Sponsor”). On November 4, 2021, the Company’s underwriters partially exercised their over-allotment option, and purchased an additional 2,500,000 Units comprised of 2,500,000 Public Shares and 1,250,000 Public Warrants and on the same date the Company consummated the concurrent sale of an additional 750,000 Private Placement Warrants to the Sponsor.
Following the closing of the IPO on October 26, 2021, and the underwriters’ partial exercise of the over-allotment option on November 8, 2021, aggregate proceeds of $227,250,000 from the net proceeds from the sale of the Units in the IPO and a portion of the net proceeds from the sale of the Private Placement Warrants were deposited into the Company’s trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, acting as trustee.
The Third Extension
We are proposing to amend and restate the Memorandum and Articles by special resolution, by adopting the Second Amended and Restated Memorandum and Articles in the form set forth in Annex A hereto under the heading “Articles Amendment Proposal” including to (i) make certain updates to reflect the decision by the board of directors of the Company (the “Board”) to exercise the first extension option in accordance with the Memorandum and Articles pursuant to which the date by which the Company has to consummate business combination was extended from January 26, 2023 to April 26, 2023 (being the date falling 18 months after the consummation of the IPO) (the “First Extension” and such date, the “First Extended Date”), (ii) amend the amount which the Sponsor is required to deposit in the Trust Account, in order to exercise the second extension option to extend the date by which the Company has to consummate a business combination, from the First Extended Date to July 26, 2023 (being the date falling 21 months after the consummation of the IPO) (the “Second Extension” and such date, the “Second Extended Date”), to $0.10 per Public Share then in issue (after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the Extraordinary General Meeting), (iii) insert a third extension option to enable the Board to extend the date by which the Company has to consummate a business combination from the Second Extended Date (July 26, 2023) to December 31, 2023 (the “Third Extension” and such date, the “Third Extended Date”) and (iv) insert a voluntary redemption right in favor of the holders of Public Shares (the “Public Shareholders”), enabling Public Shareholders to redeem their Public Shares on the Second Extended Date for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of Public Shares then in issue, if the Board elects to exercise the Third Extension (the “Articles Amendment Proposal”).
Approval of the Articles Amendment Proposal is a condition to the implementation of the Third Extension. In addition, the effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.
Reasons for the Articles Amendment Proposal
The purpose of the Articles Amendment Proposal is to amend and restate the Memorandum and Articles, in the form of the Second Amended and Restated Memorandum and Articles set forth in Annex A of the accompanying proxy statement, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate a business combination for a third time to the Third Extended Date (December 31, 2023) to provide the Company with further time to complete an initial business combination. Additionally, the purpose of the Articles Amendment Proposal is to simultaneously (i) provide Public Shareholders who do not wish to remain invested in the Company with the opportunity to exercise their redemption rights earlier than they would if the Company liquidated on the First Extended Date or, if the Second Extension is exercised, the Second Extended Date and (ii) allow those shareholders who wish for the Company to continue its pursuit of a business combination to remain shareholders. Approval of the Articles Amendment Proposal is a condition to the implementation of the Third Extension. The Memorandum and Articles provide that we have until January 26, 2023 to complete a business combination unless an extension is exercised. This term was extended until April 26, 2023 by the resolution of our Board exercising the First Extension as announced on January 23, 2023. The Board may also further decide to extend the term from April 26, 2023 to July 26, 2023 by exercising the Second Extension, but it is unlikely that a business combination will be able to be completed before this date. Therefore, our Board has determined that it is in the best interests of the Company to amend and restate the Memorandum and Articles by adopting the Second Amended and Restated Memorandum and Articles, in the form set forth in Annex A hereto, to, among other things, provide the Board with an option to extend the date by which the Company has to consummate a business combination for a third time to the Third Extended Date (December 31, 2023) to provide the Company with further time to complete an initial business combination. If the Articles Amendment Proposal is approved and implemented, the Company would have until up to December 31, 2023 to consummate a business combination.
If the Articles Amendment Proposal is not approved and the Company has not consummated an initial business combination by April 26, 2023, or by July 26, 2023 if the Board elects to effect the Second Extension, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable ), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders including the right to receive further liquidation distributions, if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
We believe that the provision of the Memorandum and Articles described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Memorandum and Articles. We also believe, however, that given the Company’s expenditure of time, effort and money to identify potential targets for a potential initial business combination, current circumstances warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their Public Shares the opportunity to do so.
You are not being asked to vote on an initial business combination at this time. If the Articles Amendment Proposal is approved and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such business combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a business combination is approved and completed or in the event we have not consummated a business combination within the applicable time limits outlined in the Second Amended and Restated Memorandum and Articles. There can be no assurance that we will exercise the Second Extension or Third Extension and, if exercised, that we will be able to complete a business combination before the Second Extended Date or Third Extended Date as applicable, or at all.
A copy of the form of the proposed Second Amended and Restated Memorandum and Articles is attached to this proxy statement as Annex A.

If the Third Extension Is Not Approved
If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination within the applicable time limits as contemplated by our current Memorandum and Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Founder Shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Third Extension Is Approved
Upon approval of the Articles Amendment Proposal by the requisite number of votes and subject to the Company having net tangible assets of at least $5,000,001 after taking into account any redemption of Public Shares, the Second Amended and Restated Memorandum and Articles will become effective and the Board will have the further option to extend the date by which we have to consummate a business combination to the Third Extended Date (December 31, 2023). The Company will remain a reporting company under the Exchange Act, and its Units, Class A Ordinary Shares and warrants will remain publicly traded.
In the event that the Board elects to exercise the Third Extension, we anticipate we will continue our efforts to complete an initial business combination until the Third Extended Date. Further, if the Articles Amendment Proposal is approved and the Board elects to exercise the Third Extension, our Public Shareholders will have the right to redeem their Public Shares on July 26, 2023 for a pro rata share of the Trust Account calculated in accordance with the Second Amended and Restated Memorandum and Articles.
You are not being asked to vote on an initial business combination at this time. If the Articles Amendment Proposal is approved and implemented and you do not elect to redeem all of your Public Shares in connection with the Articles Amendment Proposal, you will retain the right to vote on an initial business combination if and when it is submitted to shareholders (assuming that you are a shareholder on the applicable record date) and the right to redeem your Public Shares for cash from the Trust Account in the event the proposed initial business combination is approved and completed or in the event we have not consummated a business combination within the applicable time limits outlined in the Second Amended and Restated Memorandum and Articles.
If the Articles Amendment Proposal is approved and implemented, the removal of the Withdrawal Amount from the Trust Account in connection with shareholder redemptions will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Articles Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $230,595,291 that was in the Trust Account as of December 31, 2022.
If the Articles Amendment Proposal is approved and the Board exercises the Third Extension but we do not complete a business combination by the Third Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors.
Redemption Rights
In connection with the Articles Amendment Proposal each Public Shareholder may elect to redeem all or a portion of his, her or its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, provided that the Company shall not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemption. If the Articles Amendment Proposal is approved and implemented, holders of Public Shares who do not elect to redeem their Public Shares in connection with the Articles Amendment Proposal will retain the right to redeem their Public Shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination within the applicable time limits outlined in the Second Amended and Restated Memorandum and Articles.
IF YOU HOLD YOUR PUBLIC SHARES IN “STREET NAME”, TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 17, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING).
Pursuant to the current Memorandum and Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Articles Amendment Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:
i.
(a) hold Public Shares or (b) hold Public Shares as part of the combined units offered in the Company’s IPO, which each consisted of one Public Share and one-half of one redeemable warrant (the “Public Warrants” and together with the Public Shares, the “Units”) and elect to separate such Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares; and

ii.
prior to 5:00 p.m., Eastern Time, on April 17, 2023, (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem their Public Shares for cash and (b) deliver their Public Shares to the transfer agent, physically or electronically through The Depository Trust Company. The Company also requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Amendment Proposal.
Through the DTC’s DWAC (Deposit Withdrawal At Custodian) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming shareholder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline or tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Articles Amendment Proposal, and regardless of whether they hold Public Shares on the record date for the Extraordinary General Meeting. If the Articles Amendment Proposal is not approved, or if the Articles Amendment Proposal is not implemented because the condition that the Company has net tangible assets of at least US$5,000,001 after giving effect to any redemptions of Public Shares which are tendered for redemption is not satisfied, the Public Shares will be returned to the respective holder, broker or bank.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until a vote is taken with respect to the Articles Amendment Proposal, if any. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Continental return the shares (physically or electronically). Such requests may be made by contacting Continental at the at the number or email address listed under the question “Who can help answer my questions?”.
If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. Based upon the amount held in the Trust Account as of December 31, 2022, which was $230,595,291, the payment in connection with the First Extension, and estimated interest income and taxes post-December 31, 2022, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.48 at the time of the Extraordinary General Meeting. The closing price of Public Shares on March 28, 2023 was $10.42. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Articles Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the implementation of the Articles Amendment Proposal.
U.S. Federal Income Tax Considerations of Exercising Redemption Rights
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have all of their Class A Ordinary Shares (actually or constructively owned) redeemed for cash in connection with the approval of the Third Extension. U.S. Holders that elect to have less than all of their Class A Ordinary Shares (actually or constructively owned) redeemed for cash in connection with the approval of the Third Extension should consult their own advisors the U.S. federal income tax consequences of exercising the redemption rights under their particular circumstances.

This discussion is limited to certain U.S. federal income tax considerations to U.S. Holders who hold the Class A Ordinary Shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances, and different consequences may apply if U.S. Holders are subject to special rules that apply to certain types of investors, including (but not limited to):
•
our sponsor, founders, officers or directors;

•
banks, financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules;

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S-corporations;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies;

•
real estate investment trusts;

•
controlled foreign corporations;

•
passive foreign investment companies;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more (by vote or value) of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•
U.S. Holders whose functional currency is not the U.S. dollar; or

•
U.S. Holders that own our Class B Ordinary Shares.

The discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address the potential application of the alternative minimum tax, the Medicare contribution tax, consequences under Section 451(b) of the Code, or any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, or state, local or non-U.S. tax laws.
We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
As used herein, the term “U.S. Holder” means a beneficial owner of Class A Ordinary Shares who or that is for U.S. federal income tax purposes: (1) an individual citizen or resident of the United States; (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our units or Class A Ordinary Shares through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the owner of Class A Ordinary Shares, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding Class A Ordinary Shares and partners in such partnerships are urged to consult their own tax advisors.
EACH INVESTOR IN OUR SECURITIES IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF EXERCISING THE REDEMPTION RIGHTS WITH RESPECT TO THE CLASS A ORDRINARY SHARES, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.
We believe that we were a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes for our prior taxable years ended December 31, 2021 and December 31, 2022. Our PFIC status for our current taxable year ending December 31, 2023, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for this year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our Class A Ordinary Shares during such prior taxable years, absent certain elections described below.
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our Class A Ordinary Shares and the U.S. Holder did not make either a valid and timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, each as further discussed below, then such U.S. Holder generally will be subject to special rules with respect to any gain recognized by the U.S. Holder on the redemption of Class A Ordinary Shares.
Under these rules:
•
the U.S. Holder’s gain on the redemption of Class A Ordinary Shares, if any, will be allocated ratably over the U.S. Holder’s holding period for the Class A Ordinary Shares;

•
the amount allocated to this taxable year will be taxed as ordinary income;

•
the amount allocated to prior taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year applicable to individual or corporate taxpayers, as applicable;

•
an interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such prior taxable year of the U.S. Holder; and

•
any loss realized on the redemption of Class A Ordinary Shares will be treated as either long-term or short-term capital loss depending on the holding period of the U.S. Holder. The deductibility of capital losses is subject to various limitations.

QEF Election
If a U.S. Holder has made a timely and valid QEF election in respect to our Class A Ordinary Shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such Class A Ordinary Shares, the U.S. Holder generally will recognize capital gain or loss on the redemption of Class A Ordinary Shares in an amount equal to the difference between (1) the sum of the amount of cash received in the redemption and (2) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares redeemed.

Long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Ordinary Shares exceeds one year. It is unclear whether the redemption rights with respect to the Class A Ordinary Shares described in this Proxy Statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for this purpose. The deductibility of capital losses is subject to various limitations that depend on each U.S. Holder’s particular facts and circumstances. U.S. Holders which hold different blocks of Class A Ordinary Shares (Class A Ordinary Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
Mark-to-Market Election
If a U.S. Holder has made a valid mark-to-market election for the first taxable year of the U.S. Holder in which the U.S. Holder holds (or is deemed to hold) Class A Ordinary Shares, such U.S. Holder generally will not be subject to the PFIC rules described above on the redemption of Class A Ordinary Shares. Instead, in general, the U.S. Holder will recognize gain or loss in an amount equal to the difference between (1) the sum of the amount of cash received in the redemption and (2) the U.S. Holder’s adjusted tax basis in the Class A Ordinary Shares redeemed. Such gain will be treated as ordinary income. Any loss will be treated as ordinary loss to the extent of the excess (if any) of (1) the amount previously included in gross income of the U.S. Holder over (2) the amount allowed as a deduction, under the mark-to-market election respect to Class A Ordinary Shares for prior taxable years. Any additional losses generally will be treated as capital loss. The U.S. Holder’s adjusted basis in such Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost, increased by any mark-to-market gain included in gross income and decreased by the amount of any previously allowed deductions for mark-to-market loss.
The rules dealing with PFICs, including the QEF and mark-to-market elections, are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A Ordinary Shares should consult their own tax advisors concerning the application of the PFIC rules to our Class A Ordinary Shares under their particular circumstances.
Information Reporting and Backup Withholding
Payments of proceeds from the redemption of Class A Ordinary Shares, made by a U.S. paying agent or other U.S. intermediary may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.
Full Text of the Resolution
“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least US$5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to article 54.7 of the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement.”
Required Vote
Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary

Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination within the applicable time limits as contemplated by our current Memorandum and Articles, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, which redemption will completely extinguish such Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject, in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the applicable time limits and do not otherwise extend according to the parameters outlined in the current Memorandum and Articles of the Company.
Our Sponsor and the Company’s directors and officers are expected to vote all Ordinary Shares owned by them in favor of the Articles Amendment Proposal. On the record date, such shareholders beneficially owned and were entitled to vote an aggregate of 4,250,000 Founder Shares. Assuming such shareholders vote in favor of the Articles Amendment Proposal and all outstanding Ordinary Shares are represented in person or by proxy at the Extraordinary General Meeting, only the affirmative vote of 14,500,000 additional Public Shares is required to approve this proposal. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.
Our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Articles Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Articles Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be affected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Articles Amendment Proposal and the Adjournment Proposal.
To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of Public Shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Articles Amendment Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, shares purchased by the persons described above would not be permitted to be voted for the Articles Amendment Proposal at the Extraordinary General Meeting and could decrease the chances that the Articles Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
On October 26, 2021, the Company consummated its initial public offering (“IPO”) of 20,000,000 units (“Units”) comprised of 20,000,000 Class A ordinary shares, par value $0.0001 (the “Public Shares”) and 10,000,000 redeemable warrants (the “Public Warrants”) and the concurrent sale of 9,000,000 private placement warrants (the “Private Placement Warrants”) to Pegasus Digital Mobility Sponsor LLC (the “Sponsor”). On November 4, 2021, the Company’s underwriters partially exercised their over-allotment option, and purchased an additional 2,500,000 Units comprised of 2,500,000 Public Shares and 1,250,000 Public Warrants and on the same date the Company consummated the concurrent sale of an additional 750,000 Private Placement Warrants to the Sponsor.

•
If the Articles Amendment Proposal is not approved and we do not consummate an initial business combination within the applicable time limits as contemplated by our current Memorandum and Articles, the 4,250,000 aggregate Founder Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the Private Placement Warrants held by the Sponsor;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into certain agreements;

•
All rights specified in the Memorandum and Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Articles Amendment Proposal is not approved and no initial business combination is completed within the applicable time limits so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Articles Amendment Proposal is not approved and we do not consummate an initial business combination within the applicable time limits as contemplated by our current Memorandum and Articles, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation
As discussed above, our Board has determined that the Articles Amendment Proposal is advisable and in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Articles Amendment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ARTICLES AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Articles Amendment Proposal or if we determine that additional time is necessary to effectuate the Articles Amendment Proposal. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Articles Amendment Proposal. In either case, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Articles Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting sine die or to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved”
Vote Required for Approval
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal, if presented.
IF PRESENTED, OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of February 20, 2023 or as otherwise indicated based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Ordinary Shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 28,125,000 Ordinary Shares, including 22,500,000 Class A Ordinary Shares and 5,625,000 Class B Ordinary Shares outstanding as of February 20, 2023. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, the holders of the Ordinary Shares vote together as a single class. The table below does not include Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days.
	Class B Ordinary Shares		Class A Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares(2)
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Name and Address of Beneficial Owner (1)
Pegasus Digital Mobility Sponsor LLC (our sponsor)(3)	3,406,250	60.6%	—	—	—
Sir Dr. Ralph Speth	337,500	6.0%	—	—	—
F. Jeremey Mistry	140,625	2.5%	—	—	—
Dr. Stefan Berger	140,625	2.5%	—	—	—
Florian Wolf	56,250	1.0%	—	—	—
Steve Norris	56,250	1.0%	—	—	—
Jeff Foster	56,250	1.0%	—	—	—
John Doherty	56,250	1.0%	—	—	—
All directors and officers as a group (9 individuals)	4,250,000	75.6%	—	—	—
Adage Capital Partners, L.P.(4)	125,000	2.2%	1,800,000	8.0%	6.8%
Atlas Diversified Master Fund, Ltd.(5)	125,000	2.2%	1,925,000	8.6%	7.3%
Polar Asset Management Partners Inc.(6)	125,000	2.2%	2,069,124	9.2%	7.4%
Saba Capital Management, L.P. (7)	—	—	1,653,989	7.4%	5.9%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Pegasus Digital Mobility Acquisition Corp., 260 Mason Street, Greenwich, CT 06830.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such Class B ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the Description of Securities exhibit filed with the US Securities and Exchange Commission as Exhibit 4.5 to the Company’s Annual Report on form 10-K.

(3)
Pegasus Digital Mobility Sponsor LLC, our sponsor, is the record holder of the Class B ordinary shares reported herein. James Condon and Patrick Miller share voting and investment control over shares held by our sponsor by virtue of their shared control of the board of managers of our sponsor.

(4)
Based on Schedule 13G/A filed with the SEC on February 10, 2022. The principal business address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(5)
Based on Schedule 13G filed with the SEC on February 14, 2023, except with respect to the Class B ordinary shares. The following list of indirect holders was amended based on Schedule 13G/A filed with the SEC on February 14, 2023. Includes 1,925,000 Class A ordinary shares beneficially owned (indirectly) by the following persons: Atlas Enhanced Master Fund, Ltd. (1,787,201 Class A ordinary shares), Atlas Enhanced Fund, Ltd. (1,787,201 Class A ordinary shares), Atlas Enhanced Fund, LP (1,787,201 Class A ordinary shares), Atlas Portable Alpha, LP (1,787,201 Class A ordinary shares), Atlas Institutional Equity Fund, LP (1,787,201 Class A ordinary shares), Atlas Master Fund, Ltd. (137,799 Class A ordinary shares), Atlas Global Investments, Ltd. (137,799 Class A ordinary shares), Atlas Global, LLC (137,799 Class A ordinary shares), Balyasny Asset Management L.P. (1,925,000 Class A ordinary shares), BAM GP LLC (1,925,000 Class A ordinary shares), Balyasny Asset Management Holding LP (1,925,000 Class A ordinary shares), Dames GP LLC (1,925,000 Class A ordinary shares) and Dmitry Balyasny (1,925,000 Class A ordinary shares). The principal business office of Atlas Diversified Master Fund, Ltd. is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, George Town, Grand Cayman KY1-1104, Cayman Islands, British West Indies.

(6)
Based on Schedule 13G/A filed with the SEC on February 13, 2023. The principal business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)
Based on Schedule 13 13G/A filed with the SEC on February 14, 2023. Includes 1,653,989 Class A ordinary shares beneficially owned (indirectly) by the following persons in accordance with a Joint Filing Agreement dated August 26, 2022: Saba Capital Management, L.P. (1,653,989 Class A ordinary shares), Boaz R. Weinstein (1,653,989 Class A ordinary shares) and Saba Capital Management GP, LLC (1,653,989 Class A ordinary shares). The principal business address of Saba Capital Management L.P. is 405 Lexington Avenue, 58th Floor, New York, New York 10174. The entities listed above have shared voting and investment power with respect to the 1,653,989 Class A ordinary shares.

Unless otherwise stated above, the shareholders indicated have sole voting and investment power. Our Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis, subject to adjustment, as described in the section of entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (Registration No. 333-259860) on September 28, 2021.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 260 Mason Street, Greenwich, CT 06830 or +1 (914) 980-8737 to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the beneficial owner should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at https://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC Filings” at https://www.pegasusdigitalmobility.com/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, you should contact our Proxy Agent, Morrow Sodali LLC, at the following address, telephone numbers and email:
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals, please call toll-free: +1 (800) 662-5200
Banks and brokerages, please call: +1 (203) 658-9400
Email: PGSS.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from the Company at the following address:
Pegasus Digital Mobility Acquisition Corp.
260 Mason Street
Greenwich, CT 06830
Attn: Jeremey Mistry
Telephone: +1 (914) 980-8737
If you are a shareholder of the Company and would like to request documents, please do so by April 12, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
PEGASUS DIGITAL MOBILITY ACQUISITION CORP.
(Adopted by Special Resolution passed on           , 2023 and effective on           , 2023)

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION
OF
PEGASUS DIGITAL MOBILITY ACQUISITION CORP.
(Adopted by Special Resolution passed on         , 2023 and effective on         , 2023)
1.
The name of the Company is Pegasus Digital Mobility Acquisition Corp.

2.
The registered office of the Company will be situated at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, Cayman Islands, KY1-1106 or at such other place in the Cayman Islands as the Directors may from time to time decide.

3.
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object that is not prohibited by the laws of the Cayman Islands.

4.
The liability of each Member is limited to the amount, if any, unpaid on such Member’s shares.

5.
The share capital of the Company is US$22,200.00 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 2,000,000 preference shares of a par value of US$0.0001 each.

6.
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7.
Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED ARTICLES OF ASSOCIATION
OF
PEGASUS DIGITAL MOBILITY ACQUISITION CORP.
(Adopted by Special Resolution passed on                 , 2023 and effective on           , 2023)
1.
INTERPRETATION

1.1
In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

Advisory Board: means any advisory board comprised of one or more Persons appointed by the board of Directors of the Company pursuant to the Articles;
Affiliate: means, with respect to a Person, any other person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person, and (a) in the case of a natural person, shall include such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, or a corporation, a company, a partnership or other entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a corporation, a company, a partnership or other entity which directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such entity. The term Affiliated has meaning correlative to the foregoing;
Anchor Investors: means the qualified institutional buyers or institutional accredited investors not affiliated with the Company, the Sponsor, or the Company’s directors or members of its management that have each expressed to the Company an interest in purchasing units offered in the IPO subject to certain conditions as set forth in the IPO and the investment agreements entered into with the Company and the Sponsor.
Applicable Law: means, with respect to any Person, all applicable provisions of all constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, and any orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority;
Articles: means these articles of association of the Company;
Audit Committee: means the audit committee of the board of Directors of the Company formed pursuant to the Articles;
Auditor: means the Person for the time being performing the duties of auditor of the Company (if any);
Business Combination: means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or assets (the target business), which Business Combination: (a) as long as the securities of the Company are listed on a Designated Stock Exchange, must occur with one or more target businesses or assets with a fair market value equal to at least 80 per cent of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount held in trust) at the time of signing the definitive agreement to enter into such Business Combination; and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations;
Class or Classes: means any class or classes of Shares as may from time to time be issued by the Company;

Class A Share: means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company;
Class B Share: means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company;
Class B Share Conversion: means the conversion of Class B Shares in accordance with Article 18;
Company: means the above named company;
Compensation Committee: means the compensation committee of the board of Directors of the Company established pursuant to the Articles;
Control: means with respect to a Person, the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty per cent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms Controlled and Controlling have meanings correlative to the foregoing;
Designated Stock Exchange: means any national securities exchange or automated system on which the Company’s securities are traded, including The New York Stock Exchange, the NASDAQ Capital Market or any over-the-counter (OTC) market;
Directors: means the directors for the time being of the Company;
Dividend: means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles;
Electronic Record: has the same meaning as in the Electronic Transactions Act;
Electronic Transactions Act: means the Electronic Transactions Act (2003 Revision) of the Cayman Islands;
Equity-linked Securities: means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt;
Extension Option: means the option of the Company, by resolution of the board of Directors at the option of the Sponsor, to extend the period of time to consummate an initial Business Combination by an additional three months, subject to the Sponsor contributing US$0.10 per Public Share then in issue, to the Trust Account;
Founders: means the Sponsor and all Members immediately prior to the consummation of the IPO excluding, for the avoidance of doubt, the Anchor Investors;
Further Extension Option: means the option of the Company, by resolution of the board of Directors, to extend the period of time to consummate an initial Business Combination to 31 December 2023;
Governmental Authority: means any nation or government or any province or state or any other political subdivision thereof, or any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, tribunal, government authority, agency, department, board, commission or instrumentality or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organisation;
Indemnified Person: has the meaning ascribed to such term in Article 49.1;
Initial Conversion Ratio: has the meaning ascribed to such term in Article 18.1;
Investor Group: means the Sponsor and its Affiliates, successors and assigns;

IPO: means the Company’s initial public offering of securities;
IPO Redemption: has the meaning given to it in Article 54.5;
Management: has the meaning given to it in Article 55.1;
Member: has the same meaning as in the Statute;
Memorandum: means the memorandum of association of the Company;
Nominating and Corporate Governance Committee: means the nominating and corporate governance committee of the board of Directors of the Company established pursuant to the Articles;
Ordinary Resolution: means a resolution:
(a)
passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed;

Ordinary Shares: means together the Class A Shares and Class B Shares;
Over-Allotment Option: means the option of the Underwriter to purchase up to an additional 15 per cent of the units sold in the IPO;
Person: means any individual, corporation, company, limited liability company, partnership, limited partnership, proprietorship, association, joint venture, institution, public benefit corporation, firm, trust, estate or other enterprise or entity (whether or not having a separate legal personality) or Governmental Authority or any of them as the context so requires, other than in respect of a Director or officer of the Company in which circumstances Person shall mean any individual or entity permitted to act as such in accordance with the laws of the Cayman Islands;
Preference Share: means a preference share of a par value of US$0.0001 in the share capital of the Company;
Public Share: means a Class A Share issued as part of the units issued in the IPO;
Redemption Limitation: has the meaning given to it in Article 54.4;
Redemption Price: has the meaning given to it in Article 54.5;
Register of Members: means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members;
Registered Office: means the registered office for the time being of the Company;
Seal: means the common seal of the Company and includes every duplicate seal;
SEC: means the United States Securities and Exchange Commission;
Series: means a series of a Class as may from time to time be issued by the Company;
Share: means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company;
Share Premium Account: means the share premium account established in accordance with the Articles and the Statute;

Special Resolution: means a special resolution of the Company passed in accordance with the Statute, being a resolution:
(a)
passed by a majority of not less than two-thirds (or, prior to the closing of a Business Combination, with respect to amending Article 31.3, a majority of at least 90 per cent) of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed;

Sponsor: means Pegasus Digital Mobility Sponsor LLC;
Statute: means the Companies Act (2023 Revision) of the Cayman Islands;
Subscriber: means the subscriber to the Memorandum;
Treasury Share: means a Share held in the name of the Company as a treasury share in accordance with the Statute;
Trust Account: means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of the private placement of the warrants simultaneously with the closing date of the IPO, will be deposited;
Underwriter: means an underwriter of the IPO from time to time and any successor underwriter; and
US Exchange Act: means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
1.2
In these Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

(c)
words importing persons include corporations and any other legal or natural persons;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing the Articles;

(j)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)
sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect;

(n)
the term “holder” in relation to a Share means a Person whose name is entered in the Register of Members as the holder of such Share;

(o)
reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(p)
reference to a dollar or dollars or USD or US$ or $ and to a cent or cents is reference to dollars and cents of the United States of America.

2.
COMMENCEMENT OF BUSINESS

2.1
The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2
The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3.
ISSUE OF SHARES AND OTHER SECURITIES

3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such Persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2
The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine and for such purposes the Directors may reserve an appropriate number of Shares for the time being unissued.

3.3
The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine and for such purposes the Directors may reserve an appropriate number of Shares for the time being unissued. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO (or, if such date is not a business day, the following business day) unless the Underwriter determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.
3.4
The Company shall not issue Shares to bearer.

3.5
Subject to Article 10, the Directors, or the Members by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and Series and sub-series and the different Classes and sub-classes and Series and sub-series shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Members by Ordinary Resolution.

3.6
The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

3.7
The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same class is issued to or acquired by the same Member such fractions shall be accumulated.

4.
REGISTER OF MEMBERS

4.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2
The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5.
CLOSING OF REGISTER OF MEMBERS OR FIXING RECORD DATE

5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, by any means in accordance with the requirements of the Designated Stock Exchange, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6.
CERTIFICATES FOR SHARES

6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other Person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one Person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other Person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5
Every share certificate of the Company shall bear legends required under Applicable Law, including the US Exchange Act.

7.
TRANSFER OF SHARES

7.1
Subject to the Articles and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the US Exchange Act), a Member may transfer all or any of his or her Shares by an instrument of transfer.

7.2
The instrument of transfer of any Share shall be in (a) writing in any usual or common form, (b) such form as is prescribed by the Designated Stock Exchange or any relevant rules of the SEC or securities laws, or (c) any other form as the Directors may approve, and shall be executed by or on behalf of the transferor (and if in respect of a nil or partly paid up Share or the Directors so require, signed by or on behalf of the transferee) and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members in respect of the relevant Share.

7.3
Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the US Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor. If the Shares in question were issued in conjunction with rights, options, units or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such rights, option, unit or warrant.

7.4
The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.

7.5
All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same

8.
REDEMPTION, REPURCHASE AND SURRENDER OF SHARES

8.1
Subject to the provisions of the Statute and the rules of the Designated Stock Exchange, the Company may:

(a)
issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company in such manner and upon such other terms as the Directors may determine before the issuance of the Shares; and

(b)
purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may determine and agree with the relevant Member.

8.2
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.3
With respect to redeeming or repurchasing the Shares:

(a)
Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 54; and

(b)
Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 54.

8.4
The redemptions and repurchases of Shares in the circumstances described in Article 8.3 above shall not require further approval of the Members.

8.5
Class B Shares held by the Sponsor shall be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the number of issued Class B Shares will equal 20 per cent of the Company’s issued Ordinary Shares after the IPO (exclusive of any Class A Shares purchased in a private placement simultaneously with the IPO).

8.6
Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

8.7
The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

8.8
The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

8.9
The Directors may accept the surrender for no consideration of any fully paid Share (including any redeemable share).

9.
TREASURY SHARES

9.1
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

9.3
No Dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be declared or paid in respect of a Treasury Share.

9.4
The Company shall be entered in the Register of Members as the holder of the Treasury Shares provided that:

(a)
the Company shall not be treated as a Member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and

(b)
a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued Shares at any given time, whether for the purposes of the Articles or the Statute, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

10.
VARIATION OF SHARE RIGHTS

10.1
If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class (other than with respect to a waiver of the provisions of the Article in respect of Class B Share Conversion hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class). For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one or more Persons holding or representing by proxy at least one-third of the issued Shares of the class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Members who are present shall form a quorum) and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights, any variation of the rights conferred upon the holders of Shares of any other Class, or the redemption or purchase of any Shares of any Class by the Company.

11.
COMMISSION ON SALES OF SHARES

The Company may, in so far as the Statute permits, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
12.
NON-RECOGNITION OF TRUSTS

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13.
LIEN ON SHARES

13.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other Person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.
13.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the Person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3
To give effect to any such sale the Directors may authorise any Person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the Person entitled to the Shares at the date of the sale.

14.
CALLS ON SHARES

14.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2
A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4
If a call remains unpaid after it has become due and payable, the Person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6
The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15.
FORFEITURE OF SHARES

15.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the Person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2
If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any Person the Directors may authorise some Person to execute an instrument of transfer of the Share in favour of that Person.

15.4
A Person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5
A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all Persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the Person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6
The provisions of the Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16.
TRANSMISSION OF SHARES

16.1
If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only Persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2
Any Person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some Person nominated by him registered as the holder of such Share. If he elects to have another Person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that Person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be.

16.3
A Person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends,

other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to have some Person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.
17.
SHARE RIGHTS

With the exception that the holder of a Class B Share shall have the conversion rights referred to in Article 18 and the Director appointment and removal rights referred to in Article 31.3 and except as otherwise specified in the Articles or required by law, the rights attaching to all Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters.
18.
CLASS B SHARE CONVERSION

18.1
Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the Initial Conversion Ratio): (a) at any time and from time to time at the option of the holder thereof; and (b) automatically at the time of the closing of the initial Business Combination.

18.2
Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any Equity-linked Securities are issued or deemed issued by the Company in excess of the amounts issued in the IPO and related to the closing of the initial Business Combination, the ratio at which the Class B Shares will convert into Class A Shares will be adjusted so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, in the aggregate, 20 per cent of the sum of: (a) the total number of Class A Shares and Class B Shares in issue upon completion of the IPO, plus (b) the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued, or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or Equity-linked Securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, its Affiliates or any Director or officer of the Company upon conversion of working capital loans made to the Company.

18.3
Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in Article 10.

18.4
The foregoing conversion ratio shall also be adjusted to account for any share capitalisations, subdivision (by share split, subdivision, exchange, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding share capitalisation, subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

18.5
Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the

Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.
18.6
References in this Article to converted, conversion or exchange shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

18.7
Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

19.
AMENDMENTS OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND ALTERATION OF CAPITAL

19.1
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum to be divided into Shares of such classes and amount and with such rights, priorities and privileges annexed thereto as the Ordinary Resolution shall prescribe;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

19.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

19.3
Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 54, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to the Articles (subject to the definition of “Special Resolution”, Article 31.4 and Article 54);

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

20.
OFFICES AND PLACE OF BUSINESS

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

21.
GENERAL MEETINGS

21.1
All general meetings other than annual general meetings shall be called extraordinary general meetings.

21.2
The Company may, but shall not (unless required by the Statute or, for so long as any Shares are traded on a Designated Stock Exchange, the Designated Stock Exchange) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

21.3
The Directors may, whenever they think fit, call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

21.4
A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than thirty per cent in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

21.5
The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

21.6
If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.

21.7
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

21.8
Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

22.
NOTICE OF GENERAL MEETINGS

22.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under the Articles, entitled to receive such notices from the Company , provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)
in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

22.2
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

23.
PROCEEDINGS AT GENERAL MEETINGS

23.1
No business shall be transacted at any general meeting unless a quorum is present. Save as otherwise provided by the Articles, one or more Members holding at least a majority of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

23.2
A Person may participate at a general meeting by conference telephone, video, a virtual platform or other communications equipment by means of which all the Persons participating in the meeting can communicate with each other. Participation by a Person in a general meeting in this manner is treated as presence in person at that meeting.

23.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

23.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members’ requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

23.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any Person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

23.6
If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

23.7
The chairman may adjourn a meeting from time to time and from place to place either:

(a)
with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting by Ordinary Resolution); or

(b)
without the consent of such meeting if, in his sole opinion, he considers it necessary to do so to:

(i)
secure the orderly conduct or proceedings of the meeting; or

(ii)
give all Persons present in person or by proxy and having the right to speak and/or vote at such meeting, the ability to do so,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.
23.8
When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

23.9
A resolution put to the vote of the meeting shall be decided on a poll.

23.10
A poll shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

23.11
In the case of an equality of votes the chairman of the general meeting shall be entitled to a second or casting vote.

23.12
A poll on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll on any other question shall be taken at such date, time and place as the chairman of the general meeting directs.

24.
VOTES OF MEMBERS

24.1
Subject to any rights or restrictions attached to any Shares (including as set out at Article 31.3 and Article 54), every Member who being an individual is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy, shall have one vote for every Share of which he is the holder.

24.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

24.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other Person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other Person may vote by proxy.

24.4
No Person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

24.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

24.6
Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

24.7
A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

25.
PROXIES

25.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non-natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

25.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the Person named in the instrument proposes to vote.
25.3
The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

25.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

25.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

26.
CORPORATE MEMBERS

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.
27.
CLEARING HOUSES

If a clearing house (or its nominee(s)), being a corporation, is a Member it may authorise such Person or Persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any meeting of any class of Members provided that, if more than one Person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same powers on behalf of the clearing house (or its nominee(s)) which he represents as if such Person was the registered holder of such Shares held by the clearing house (or its nominee(s)).
28.
SHARES THAT MAY NOT BE VOTED

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
29.
DIRECTORS

The Company may by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one and the maximum number of Directors shall be unlimited.
30.
POWERS OF DIRECTORS

30.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of the Directors at which a quorum is present may exercise all powers exercisable by the Directors.
30.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Directors shall determine by resolution.

30.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

30.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

30.5
The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company in general meeting.

31.
APPOINTMENT AND REMOVAL OF DIRECTORS

31.1
Subject to Article 31.3, the Company may by Ordinary Resolution appoint any Person to be a Director or may by Ordinary Resolution remove any Director.

31.2
The initial board of Directors shall consist of seven members elected as a single class with concurrent two year terms. At the expiry of such two year term one or more Directors shall be elected or re-elected to succeed the Directors whose terms expire at such date. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term or until his earlier death, resignation or removal.

31.3
Prior to the consummation of an initial Business Combination, only holders of Class B Shares will have the right to vote on the election and the removal of Directors pursuant to Article 31.1 and Article 31.2. For the avoidance of doubt, prior to the consummation of an initial Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

31.4
Prior to the closing of a Business Combination, Article 31.3 may only be amended by a Special Resolution passed by holders of a majority of at least 90 per cent of the Shares which, being entitled to do so, are voted in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.

31.5
The Directors may appoint any Person to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

32.
VACATION OF OFFICE OF DIRECTOR

The office of a Director shall be vacated if:
(a)
the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)
the Director absents himself (for the avoidance of doubt, without being represented by proxy or an alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)
the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)
the Director is found to be or becomes of unsound mind; or

(e)
all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors; or

(f)
the Director is removed from office pursuant to any other provision of the Articles.

33.
PROCEEDINGS OF DIRECTORS

33.1
The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office. A Person who holds office as an alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if his appointor is not present, count twice towards the quorum.

33.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting of the Directors shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A Director who is also an alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote.

33.3
A Person may participate in a meeting of the Directors or any committee of Directors by conference telephone, video, a virtual platform or other communications equipment by means of which all the Persons participating in the meeting can communicate with each other at the same time. Participation by a Person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

33.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an alternate Director being entitled to sign such a resolution on behalf of his appointor and if such alternate Director is also a Director, being entitled to sign such resolution both on behalf of his appointer and in his capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

33.5
A Director or alternate Director may, or other officer of the Company on the direction of a Director or alternate Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

33.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

33.7
The Directors may elect a chairman of their board and determine the period for which he is to hold office, but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

33.8
Subject to any regulations imposed on it by the Directors, including where the Directors have designated a chairman of the committee, a committee appointed by the Directors may elect a chairman of its meetings and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the committee members present may choose one of their number to be chairman of the meeting.

33.9
A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any committee meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

33.10
All acts done by any meeting of the Directors or of a committee of the Directors (including any Person acting as an alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such Person had been duly appointed and/or not disqualified to be a Director or alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

33.11
A Director but not an alternate Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

34.
PRESUMPTION OF ASSENT

A Director or alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the Person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such Person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or alternate Director who voted in favour of such action.
35.
DIRECTORS’ INTERESTS

35.1
A Director or alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

35.2
A Director or alternate Director may act by himself or by, through or on behalf of his firm, in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or alternate Director.

35.3
A Director or alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

35.4
No Person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relationship thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.
35.5
A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

36.
MINUTES

36.1
The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or alternate Directors present at each meeting.

36.2
When the chairman of a meeting of the Directors or of a committee of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

37.
DELEGATION OF DIRECTORS’ POWERS

37.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee); any committee so formed shall in the exercise of the powers so delegated conform to any conditions that may be imposed on it by the Directors. The Directors may also delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by him provided that an alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if he ceases to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions that may be imposed by the Directors, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

37.2
The Directors may establish an Advisory Board and any other committees, local boards or agencies or appoint any Person to be a manager or agent for managing the affairs of the Company and may appoint any Person to be a member of such Advisory Board, committees, local boards or agencies and such Person need not be a Director or officer of the Company. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions that may be imposed by the Directors, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

37.3
The Directors may adopt formal written charters for committees.

37.4
The Directors may by power of attorney or otherwise appoint any Person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

37.5
The Directors may by power of attorney or otherwise appoint any company, firm, Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.
37.6
The Directors may from time to time appoint any Person, whether or not a Director, to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, a chairman, chief executive officer, president, chief operating officer, chief financial officer, vice-presidents, secretary, assistant secretaries, treasurer or any other officers as may be determined by the Directors), for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by resolution of the Directors or by the Company by Ordinary Resolution. An officer of the Company may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

38.
ALTERNATE DIRECTORS

38.1
Any Director (but not an alternate Director) may by writing appoint any other Director, or any other Person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by him.

38.2
An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, to sign any written resolution of the Directors (except where such written resolution of the Directors have been signed by the appointing Director), and generally to perform all the functions of his appointor as a Director in his absence.

38.3
An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

38.4
Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors.

38.5
Subject to the provisions of the Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

39.
NO MINIMUM SHAREHOLDING

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed, a Director is not required to hold Shares.
40.
REMUNERATION OF DIRECTORS

40.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

40.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his remuneration as a Director.

41.
SEAL

41.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one Person who shall be either a Director or officer of the Company or other Person appointed by the Directors for the purpose.

41.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

41.3
A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

42.
DIVIDENDS, DISTRIBUTIONS AND RESERVE

42.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the Share Premium Account or as otherwise permitted by law.

42.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

42.3
The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

42.4
The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

42.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

42.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

42.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such Person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the Person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.
42.8
No Dividend or other distribution shall bear interest against the Company.

42.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

43.
CAPITALISATION

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the Share Premium Account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any Person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
44.
SHARE PREMIUM ACCOUNT

44.1
The Directors shall in accordance with the Statute establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

44.2
There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Statute, out of capital.

45.
BOOKS OF ACCOUNT

45.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

45.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

45.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

46.
AUDIT

46.1
The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

46.2
If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy.

46.3
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

46.4
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Company.

46.5
Without prejudice to the freedom of the Directors to establish any other committee, if any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, and if required by the rules of the Designated Stock Exchange, the Directors shall establish and maintain an Audit Committee as a committee of the board of Directors and shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee (if one exists) shall meet at least once every financial quarter, or more frequently as circumstances dictate.

46.6
If any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

46.7
The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists) or otherwise by the Directors.

46.8
Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

46.9
If any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, the Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

47.
NOTICES

47.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). For so long as any of the Shares are traded on a Designated Stock Exchange, notice must also be served in accordance with the requirements of the Designated Stock Exchange.

47.2
Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.

47.3
A notice may be given by the Company to the Person or Persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the Persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

47.4
Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every Person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other Person shall be entitled to receive notices of general meetings.

48.
WINDING UP

48.1
If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

48.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

49.
INDEMNITY AND INSURANCE

49.1
Every Director and officer of the Company (which for the avoidance of doubt, shall not include Auditors of the Company), together with every former Director and former officer of the Company (each an Indemnified Person) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful default or wilful neglect. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful default or wilful neglect of such Indemnified Person. No Person shall be found to have committed actual fraud, wilful default or wilful neglect under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

49.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

49.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such Person in respect of any negligence, default, breach of duty or breach of trust of which such Person may be guilty in relation to the Company.

49.4
The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out in this Article will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire.

50.
FINANCIAL YEAR

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
51.
TRANSFER BY WAY OF CONTINUATION

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
52.
MERGERS AND CONSOLIDATIONS

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.
53.
DISCLOSURE

The Directors, officers of the Company or any authorised service providers (including the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any Designated Stock Exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register of Members and books of the Company.

54.
BUSINESS COMBINATION

54.1
Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of any Business Combination and the full distribution of the funds held in the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

54.2
Prior to the consummation of any Business Combination, the Company shall either:

(a)
submit such Business Combination to the Members for approval; or

(b)
provide Members with the opportunity to have their Public Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would exceed the Redemption Limitation. Such obligation to repurchase Public Shares is subject to the completion of the proposed Business Combination to which it relates.

54.3
If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the US Exchange Act in connection with a Business Combination, it shall file tender offer documents with the SEC prior to completing a Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the US Exchange Act. If, alternatively, the Company holds a Member vote to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the US Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the SEC.

54.4
At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination (the Redemption Limitation).

54.5
Any Member holding Public Shares who is not a Founder, Director or officer of the Company may, at least two business days prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other Person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares without the prior consent of the Company, and provided further that any Person that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights may be required to either tender their certificates (if any) to the Company’s transfer agent prior to the date set forth in the tender offer documents or proxy materials mailed to such holders, or up to two business days prior to the scheduled vote on the proposal to approve the Business Combination in the event we distribute proxy materials or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination and comply with any other applicable requirements provided for in the related proxy materials. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not redeem Public Shares in an amount that would exceed the Redemption Limitation. The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.
54.6
In the event that either (a) the Company does not consummate a Business Combination within 18 months after the date of the closing of the IPO (or within 21 months after the date of the closing of the IPO if the Extension Option is exercised or on or before 31 December 2023 if the Further Extension Option is exercised), or such later time as the Members may approve in accordance with the Articles or (b) a resolution is passed pursuant to the Statute to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

54.7
In the event that any amendment is made to the Articles (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months after the date of the closing of the IPO (or within 21 months after the date of the closing of the IPO if the Extension Option is exercised or on or before 31 December 2023 if the Further Extension Option is exercised), or (b) with respect to any other provision of the Articles relating to the rights of holders of Class A Shares, each holder of Public Shares who is not a Founder, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of Public Shares then in issue, provided that the Company shall not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemption.

54.8
The Extension Option can be exercised if it is anticipated that the Company will not consummate an initial Business Combination within 18 months after the date of the closing of the IPO. To exercise the Extension Option the Sponsor must deposit US$0.10 per Public Share then in issue, into the Trust Account on or prior to the date falling 18 months after the date of the closing of the IPO.

54.9
Subject to the Extension Option having been exercised and the procedures relating to such extension having been complied with in accordance with Article 54.8, the Further Extension Option can be exercised if it is anticipated that the Company will not consummate an initial Business Combination within 21 months after the date of the closing of the IPO. For the avoidance of doubt, the Sponsor shall not be required to contribute any additional funds to the Trust Account in respect to the exercise of the Further Extension Option.

54.10
In the event that the Further Extension Option is exercised, each holder of Public Shares who is not a Founder, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares on the date falling 21 months after the date of the closing of the IPO at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, divided by the number of Public Shares then in issue, provided that the Company shall not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemption.
54.11
A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

54.12
After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on the Company’s initial Business Combination or an amendment to this Article 54.12.

54.13
As long as the securities of the Company are listed on a Designated Stock Exchange, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount held in trust) at the time of signing the definitive agreement to enter into such Business Combination. An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

54.14
A Director may vote in respect of any Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors at the time of, or prior to, such vote.

54.15
The Company’s initial Business Combination must be approved by a majority of the independent directors (as defined pursuant to the rules and regulations of the Designated Stock Exchange).

54.16
The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, the Directors or officers of the Company or may make the acquisition through a joint venture or other form of shared ownership with the Sponsor, the Directors or officers of the Company. In the event the Company seeks to enter into a Business Combination with a target that is Affiliated with the Sponsor, the Directors or officers of the Company, the Company, or a committee of independent and disinterested directors, will obtain an opinion from an independent investment banking firm which is a member of FINRA or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business that the Company is seeking to acquire that such an initial business combination is fair to the Company from a financial point of view.

55.
BUSINESS OPPORTUNITIES

55.1
To the fullest extent permitted by Applicable Law, neither the Investor Group nor any individual serving as a Director or officer of the Company (Management) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company.

55.2
To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either the Investor Group or Management, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such Management in their capacity as a Director or officer of the Company and the opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue. To the fullest extent permitted by Applicable Law, the Investor Group and Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or officer of the Company solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another Person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Management in their capacity as a Director or officer of the Company and the opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue.
55.3
To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company and (if applicable) each Member hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company or such Member may have for such activities described in this Article. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

ANNEX BYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailPEGASUS DIGITAL MOBILITY ACQUISITION CORP.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 18, 2023.INTERNET –https://www.cstproxy.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the meeting virtually online, you will need your 12 digit control number to vote electronically at the meeting. To attend: https://www.cstproxy.com/pegasusdigitalmobility/2023MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on April 17, 2023 ▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲PROXY CARDTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.Proposal No. 1 – The Articles Amendment Proposal FOR AGAINST ABSTAINRESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least US$5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to article 54.7 of the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement.Proposal No. 2 – The Adjournment Proposal FOR AGAINST ABSTAINRESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting sine die or to a later time,date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.CONTROL NUMBERSignature____________________Signature, if held jointlyDate , 2023 When Shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on April 19, 2023The notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/ pegasusdigitalmobility/2023▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF PEGASUS DIGITAL MOBILITY ACQUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints each of F. Jeremey Mistry and Stefan Berger (each, a “Proxy”), independently, as proxy, with power to appoint a substitute, to represent and vote all of the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of Shareholders of Pegasus Digital Mobility Acquisition Corp. to be held on April 19, 2023 at 10:00 a.m., Eastern Time, or at any adjournments thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment thereof.The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)